                                                                     Exhibit 4.3
                                                                  Execution Copy
- --------------------------------------------------------------------------------


                         THE CHASE MANHATTAN BANK (USA)

                              Seller and Servicer

                                      and

                     YASUDA BANK AND TRUST COMPANY (U.S.A.)


                                    Trustee

               on behalf of the Series 1992-1 Certificateholders

                              --------------------

                              AMENDED AND RESTATED
                            SERIES 1992-1 SUPPLEMENT
                            Dated as of July 1, 1996
                         amending and restating in full
                         the Series 1992-1 Supplement,
                           dated as of March 1, 1992
                                     to the
                        POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1991

                              --------------------

                                  $750,000,000

                    CHASE MANHATTAN CREDIT CARD MASTER TRUST

                                 Series 1992-1


- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

     SECTION                                                 PAGE

     SECTION 1.  Designation.................................   1
     SECTION 2.  Definitions.................................   1
     SECTION 2A. Conveyance..................................   7
     SECTION 3.  Minimum Seller Interest, Minimum Aggregate
                    Principal Receivables and Removal of
                    Accounts.................................   9
     SECTION 4.  Reassignment and Transfer Terms.............  10
     SECTION 5.  Delivery and Payment for the Series 1992-1
                    Certificates.............................  10
     SECTION 6.  Depositary; Form of Delivery of Series
                    1992-1 Certificates......................  10
     SECTION 7.  Enhancement.................................  10
     SECTION 8.  Article IV of Agreement.....................  10

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS


     SECTION 4.02A.  Rights of Investor Certificateholders....  11
     SECTION 4.02B.  The Series 1992-1 Collection
                        Subaccount............................  11
     SECTION 4.03.  Establishment of Series 1992-1 Investor
                        Accounts..............................  13
     SECTION 4.04.  Allocations...............................  14
     SECTION 4.05.  Defaulted Accounts........................  17
     SECTION 4.06.  Monthly Payments..........................  17
     SECTION 4.07.  Payment of Certificate Interest...........  21
     SECTION 4.08.  Payment of Certificate Principal..........  21
     SECTION 4.09.  Establishment of the Cash Collateral
                        Account...............................  22
     SECTION 4.10.  Seller's or Servicer's Failure to Make a
                        Deposit or Payment....................  26
     SECTION 4.11.  Time of Deposits and Withdrawals..........  29
     SECTION 4.12.  [Reserved]................................  29

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

     SECTION 5.01.  Distributions............................  29
     SECTION 5.02.  Monthly Certificateholders' Statement....  29
     SECTION 9.     Series 1992-1 Pay Out Events.............  31
     SECTION 10.    Series 1992-1 Termination................  33
     SECTION 11.    Ratification and Reaffirmation of Pooling
                        and Servicing Agreement..............  34
     SECTION 12.    Ratification and Reaffirmation of
                        Representations and Warranties.......  34
     SECTION 13.    Cash Collateral Depositor................  34

     SECTION                                                 PAGE

     SECTION 14.    No Subordination.........................  35
     SECTION 15.    Repurchase of the Series 1992-1
                        Certificates.........................  35
     SECTION 16.    Counterparts.............................  36
     SECTION 17.    Additional Covenants of the Seller.......  36
     SECTION 18.    Additional Covenants of the Trustee......  37
     SECTION 19.    Third-Party Beneficiaries................  37
     SECTION 20.    Series 1992-1 Investor Exchange..........  37
     SECTION 21.    Governing Law............................  38
     SECTION 22.    Notices..................................  38
     SECTION 23.    Appointment of Luxembourg Co-Paying Agent  38

     SECTION                                                               PAGE

     EXHIBITS
     --------

     EXHIBIT 1 -            Form of Investor Certificate
     EXHIBIT 2 -            Form of Monthly Certificateholders' Statement
     EXHIBIT 3 -            Form of Depository Statement
     EXHIBIT 4 -            Form of Monthly Payment Instructions/Notification
                            to Trustee
     EXHIBIT 5 -            Form of Notification to Trustee Regarding Failure
                            to Make a Payment
     SCHEDULES

     Schedule 2 to Exhibit C with respect to the Series 1992-1 Certificates

          Amended and Restated Series 1992-1 SUPPLEMENT, dated as of July 1, 1996 (this "Series Supplement") by and between THE CHASE MANHATTAN BANK (USA), a Delaware banking corporation, as Seller and Servicer, and YASUDA BANK AND TRUST COMPANY (U.S.A.), a New York trust company, as Trustee. This agreement amends and restates in full the 1992-1 Supplement, dated as of March 1, 1992, among the parties listed in the preceding sentence.

                                   RECITALS:
                                   --------

          1. Section 6.09(b) of the Agreement provides, among other things that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

          2. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Agreement.
All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement except as otherwise provided herein. Each capitalized term used or defined herein shall relate only to the Series 1992-1 Certificates and no other Series of Certificates issued by the Trust.

          SECTION 1.  Designation.  The Certificates authorized hereby shall be
                      -----------
designated generally as the Series 1992-1 Certificates.

          SECTION 2.  Definitions.
                      -----------

          "Agreement" shall mean the Pooling and Servicing Agreement by and
           ---------
between The Chase Manhattan Bank (USA), a Delaware banking corporation, as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.), a New York trust company, as Trustee and all amendments and supplements thereto, including this Series Supplement.

          "Agent" shall have the meaning specified in subsection 4.09(f).
           -----

          "Amortization Period" shall mean the period following the Revolving
           -------------------
Period which shall be either the Controlled Amortization Period or the Rapid Amortization Period.

          "Available Cash Collateral Amount" shall mean, with respect to any
           --------------------------------
date of determination, the lesser of (i) the amount on deposit in the Cash Collateral Account (exclusive of interest and earnings thereon, net of losses and expenses) and (ii) the Required Cash Collateral Amount.

          "Available Finance Charge Collections" shall mean, in the cas of any
           ------------------------------------
Monthly Period, Collections of Finance Charge Receivables processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV plus an amount equal to the product of (i) the amount of Interchange allocable to the Trust pursuant to subsection 2.05(k) with respect to such Monthly Period (to the extent deposited in the Series 1992-1 Collection Subaccount on the Transfer Date following such Monthly Period) and (ii) the Investor Percentage with respect to Finance Charge Receivables and such Monthly Period.

          "Available Principal Collections" shall mean, in the case of any
           -------------------------------
Monthly Period, Collections of Principal Receivables processed on any Date of Processing during such Monthly Period, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.04(d)(ii) or 4.04(e)(ii) (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.02(a)).

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
Certificate Rate plus 2.25% per annum.

          "Cash Collateral Account" shall have the meaning specified in Section
           -----------------------
4.09.

          "Cash Collateral Account Surplus" shall mean, as of any date of
           -------------------------------
determination, the amount, if any, by which the amount on deposit in the Cash Collateral Account exceeds the Required Cash Collateral Amount.

          "Cash Collateral Depositor" shall mean the bank or banks which are
           -------------------------
parties to the Loan Agreement on the Closing Date, such bank or banks to be selected by the Seller on or prior to the Closing Date to make the deposit of the Initial Cash Collateral Amount in the Cash Collateral Account on the Closing Date, any successor thereto appointed as provided in the Loan Agreement and any assignee as provided in the Loan Agreement.

          "Cash Collateral Account Permitted Investments" shall mean Permitted
           ---------------------------------------------
Investments; provided, however, that notwithstanding subclause (a)(ii) of such definition to the contrary, Cash Collateral Account Permitted Investments shall include time deposits in, or banker's acceptances issued by, the Cash Collateral Depositor so long as the Cash Collateral Depositor otherwise satisfies the rating requirements of such definition.

          "Certificate Rate" shall mean, with respect to the Series 1992-1
           ----------------
Certificates, 7.40% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months.

          "Closing-Date" shall mean March 3, 1992.
           ------------

          "Controlled Amortization Amount" shall mean $62,500,000.
           ------------------------------

          "Controlled Amortization Period" shall mean an amortization period
           ------------------------------
commencing with the September, 1996 Monthly Period and continuing to, but not including, a Pay Out Commencement Date or to, and including, (i) the date of termination of the Trust pursuant to Section 12.01 of the Agreement or (ii) the date of termination of the Series 1992-1 Certificates pursuant to Section 10 of this Series Supplement.

          "Controlled Distribution Amount" shall have the meaning specified in
           ------------------------------
subsection 4.04(d)(ii).

          "Controlled Excess Amount" shall have the meaning specified in
           ------------------------
subsection 4.04(d)(ii).

          "Deficiency Amount" shall have the meaning specified in subsection
           -----------------
4.06(a).

          "Deficit Controlled Amortization Amount" shall initially mean zero and
           --------------------------------------
shall change as provided in subsection 4.04(d)(ii).

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------
6.11.

          "Distribution Account" shall have the meaning specified in subsection
           --------------------
4.03(b).

          "Distribution Date" shall mean April 15, 1992 and the fifteenth day of
           -----------------
each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however, that no Distribution Date shall occur after the earlier to occur of (x) the Distribution Date on which the Investor Interest has been paid in full, (y) the date of termination of the Trust pursuant to Section 12.01, or (z) the Series 1992-1 Termination Date.

          "Enhancement" shall mean the funds and securities on deposit in the
           -----------
Cash Collateral Account (exclusive of interest and earnings thereon net of losses and expenses), up to the Available Cash Collateral Amount and the rights, if any, of the Trust under the Loan Agreement.

          "Enhancement Provider" shall mean the Cash Collateral Depositor.
           --------------------

          "Excess Amount" shall have the meaning specified in subsection
           -------------
4.04(c)(ii).

          "Finance Charge Account" shall have the meaning specified in Section
           ----------------------
4.03.

          "Initial Cash Collateral Amount" shall mean $82,500,000.
           ------------------------------

          "Initial Investor Interest" shall mean $750,000,000 less the portion
           -------------------------
of such amount represented by the Series 1992-1 Certificates tendered and canceled pursuant to any Series 1992-1 Investor Exchange.

          "Investor Charge Off" shall have the meaning specified in Section
           -------------------
4.05.

          "Investor Default Amount" shall mean, with respect to any Receivable
           -----------------------
in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Investor Percentage related to such Account on the day such Account became a Defaulted Account.

          "Investor Interest" shall mean, on any date of determination, an
           -----------------
amount equal to (a) the Initial Investor interest, minus (b) the aggregate
                                                   -----
amount of payments of Certificate Principal paid to the Series 1992-1 Certificateholders pursuant to Section 4.08 prior to such date of determination minus (c) the excess, if any, of the aggregate amount of Investor Charge Offs
- -----
over Investor Charge Offs reimbursed pursuant to subsection 4.06(c) prior to
- ----
such date of determination; provided, however, that upon the tender and
                            --------  -------
cancellation of any Series 1992-1 Certificates pursuant to a Series 1992-1 Investor Exchange, the amounts stated in clause (b) and (c) shall be computed with respect to the Series 1992-1 Certificates not tendered or canceled pursuant to such Series 1992-1 Exchange.

          "Investor Percentage" shall mean, on any date of determination:
           -------------------

          (a) when used with respect to Principal Receivables on any date of determination during the Revolving Period, the percentage equivalent of a fraction, the numerator of which shall be the Investor Interest on the first day of the Monthly Period in which such date of determination occurs, and the denominator of which shall be the Aggregate Principal Receivables determined as of such day;

          (b) when used with respect to Principal Receivables on any date of determination during the Controlled Amortization period or the Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be (i) the Investor Interest at the end of the last day of the Revolving Period, less (ii) the portion of such Investor Interest represented by Series 1992-1 Certificates tendered and canceled during the

     Controlled Amortization Period or the Rapid Amortization Period pursuant to any Series 1992-1 Investor Exchange, and the denominator of which shall be the greater of (i) the Aggregate Principal Receivables determined (A) as of the earlier of the first day of the Controlled Amortization Period or the first day of the Monthly Period following the Monthly Period in which the Pay Out Commencement Date occurs, or (B) if a removal of Accounts pursuant to Section 2.07 has occurred after the commencement of the Controlled Amortization Period or the Rapid Amortization Period, as of the first day of the Monthly Period immediately following the most recent Removal Date, and (ii) the sum of the numerators used to calculate the Investor Percentage with respect to Principal Receivables on such date of determination;

          (c) when used with respect to Finance Charge Receivables and Receivables in Defaulted Accounts on any date of determination, the percentage equivalent of a fraction, the numerator of which shall be the Investor Interest on the first day of the Monthly Period in which such date of determination occurs, and the denominator of which shall be the Aggregate Principal Receivables on such day; and

          (d) in no event shall the Investor Percentage be greater than 100%.

          "Loan Agreement" shall mean the agreement among the Seller, the
           --------------
Servicer, the Trustee, and the Cash Collateral Depositor, dated as of March 1, 1992, as may be amended or modified from time to time.

          "Minimum Aggregate Principal Receivables" shall have the meaning
           ---------------------------------------
specified in Section 3 hereof.

          "Minimum Seller Interest" shall have the meaning specified in Section
           -----------------------
3 hereof.

          "Monthly Investor Servicing Fee" shall mean, with respect to each
           ------------------------------
Monthly Period, an amount equal to 1/12th of the product of 2.15% and the Investor Interest as of the last day of the preceding Monthly Period; provided,
                                                                      --------
however, that the Monthly Investor Servicing Fee for the first Monthly Period
- -------
shall be $1,254,166.67.

          "Monthly Loan Fee" shall mean the monthly fee payable to the Cash
           ----------------
Collateral Depositor pursuant to Section 2.3(d) of the Loan Agreement.

          "Pay Out Commencement Date" shall mean, with respect to the Series
           -------------------------
1992-1 Certificates, the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.01 of the Agreement or a Series 1992-1 Pay Out Event is deemed to occur pursuant to Section 9 hereof.

          "Percentage Allocation" shall have the meaning specified in subsection
           ---------------------
4.04(d)(ii).

          "Portfolio Yield" shall mean, with respect to Series 1992-1 and with
           ---------------
respect to any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is an amount equal to the sum of (i) the Available Finance Charge Receivables for such Monthly Period and (ii) Interchange allocable to the Investor Interest to the extent deposited in the Finance Charge Account on the Transfer Date following such Monthly Period, such sum to be calculated on a cash basis after subtracting an amount equal to the Aggregate Investor Default Amount with respect to such Monthly Period, and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

          "Principal Account" shall have the meaning specified in subsection
           -----------------
4.03(a).

          "Qualified Trust Institution" shall mean a depository institution or
           ---------------------------
trust company (which may include the Servicer, the Trustee or an Affiliate of the Servicer) having corporate trust powers under applicable federal and state laws (which may include the Trustee or an Affiliate of the Servicer, but which shall exclude the Seller and the Servicer if it shall be the Seller) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody's and Standard & Poor's of at least Baa3 and BBB-, respectively, and if rated by Fitch, BBB-, and the deposits in whose accounts are insured to the limits provided by law by BIF or SAIF.

          "Rapid Amortization Period" shall mean an amortization period
           -------------------------
commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.01 or (ii) the Series 1992-1 Termination Date.

          "Rating Agency" shall mean, with respect to the Series 1992-1
           -------------
Certificates, each of Moody's, Standard & Poor's and Fitch.

          "Required Cash Collateral Amount" initially means (i) $82,500,000 and
           -------------------------------
(ii) on any Transfer Date thereafter means 11% of the Investor Interest as of the last day of the Monthly Period preceding such Transfer Date but not less than 3% of the Initial Investor Interest; provided, however, that if either (a)
                                          --------  -------
there are any withdrawals from the Cash Collateral Account pursuant to subsection 4.06(a), 4.06(b), 4.06(c) or 4.06(e) during the Controlled Amortization Period or (b) a Pay Out Event has occurred, the Required Cash Collateral Amount for any Transfer Date shall be the lesser of the Required Cash Collateral Amount for the Transfer Date immediately preceding such Pay Out Event and the unpaid principal amount of the Certificates.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the earlier of September 1, 1996 or the Pay Out Commencement Date.

          "Scheduled Series 1992-1 Termination Date" shall mean the May, 1999
           ----------------------------------------
Distribution Date.

          "Series 1992-1" shall mean the Series represented by the Series 1992-1
           -------------
Certificates.

          "Series 1992-1 Certificateholder" shall mean the holder of record of
           -------------------------------
any Series 1992-1 Investor Certificate.

          "Series 1992-1 Collection Subaccount" shall have the meaning specified
           -----------------------------------
in Section 4.02B.

          "Series 1992-1 Final Termination Date" shall mean the May, 2000
           ------------------------------------
Distribution Date.

          "Series 1992-1 Investor Accounts" shall have the meaning specified in
           -------------------------------
Section 4.03 hereof.

          "Series 1992-1 Investor Exchange" shall mean an Investor Exchange
           -------------------------------
pursuant to Section 6.09(b) of the Agreement and Section 20 hereof.

          "Series 1992-1 Pay Out Event" shall have the meaning specified in
           ---------------------------
Section 9 hereof.

          "Series 1992-1 Termination Date" shall mean the earlier to occur of
           ------------------------------
(i) the day after the Distribution Date on which the Series 1992-1 Certificates are paid in full; (ii) the Scheduled Series 1992-1 Termination Date (unless extended pursuant to Section 10 of this Series Supplement); or (iii) the Series 1992-1 Final Termination Date.

          "Series Servicing Fee Percentage" shall mean 2.15%.
           -------------------------------

          "Total Withdrawal Amount" shall have the meaning specified in
           -----------------------
subsection 4.09(c).

          "Withdrawal Date" shall have the meaning specified in Section 4.06.
           ---------------

          SECTION 2A.  Conveyance.
                       ----------

          (a) Conveyance of Interest in Certain Accounts.  The seller hereby
              ------------------------------------------
assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee in all of the Seller's right, title and interest (if any) in and to the amounts on deposit in the Cash Collateral Account, and all proceeds thereof, as collateral security for (i) the amounts payable from time to time to the Series 1992-1 Certificateholders and (ii) the amounts owing from time to time to the Cash Collateral Depositor from the Cash Collateral Account pursuant to
Article IV.

          (b) Acknowledgment of the Trustee.  The Trustee hereby acknowledges
              -----------------------------
its acceptance, on behalf of the Trust, of (i) all right, title and interest previously held by the Seller in and to Receivables now existing and hereafter created and all proceeds thereof and (ii) the rights of the Seller (if any) in and to the amounts on deposit in the Cash Collateral Account and all proceeds thereof, and declares that it shall maintain such right, title and interest, upon the trust set forth herein and in the Agreement, for the Cash Collateral Depositor and the Series 1992-1 Certificateholders and, in the case of amounts on deposit in the Collection Account, the Series 1992-1 Collection Subaccount and the Cash Collateral Account, for the benefit of the Cash Collateral Depositor as its interests appear herein, which interest shall be subordinated to the interests of the Investor certificateholders (with respect to the Collection Account) and the Series 1992-1 Certificateholders (with respect to the Series 1992-1 Collection Subaccount and the Cash Collateral Account), as provided herein and in the Loan Agreement.

          The Trustee hereby acknowledges that its acceptance, on behalf of the Trust, of all right, title and interest of the Seller in and to Receivables in Additional Accounts and Automatic Additional Accounts (and in all Receivables therein thereafter created), will be upon the trust set forth herein and in the Agreement, and that by such acceptance the Trustee will be deemed to have declared that it will maintain such right, title and interest upon the trust set forth herein and in the Agreement, for the Certificateholders and the Cash Collateral Depositor; provided, however, that the interest of the Cash
                      --------  -------
Collateral Depositor in such Receivables shall be subordinated to the interests of the Certificateholders as provided in the Agreement.

          The Trustee hereby acknowledges that, notwithstanding any other provision of the Agreement to the contrary, the amounts on deposit in the Collection Account and all proceeds thereof are held in trust for the benefit of the Certificateholders and the Cash Collateral Depositor, as its interest appears herein, and may be held for the benefit of the Enhancement Provider of other Series; provided, however, that the interest of the Cash Collateral
              --------  -------
Depositor in the Collection Account is subordinated to the interests of the Certificateholders as provided in the Agreement.

          The Seller hereby acknowledges that, notwithstanding any provision of the Agreement to the contrary, (i) the Conveyance, and (ii) its conveyance pursuant to any Assignment of Receivables in Additional Accounts of its right, title and interest of the Seller in and to Receivables in Additional Accounts and Automatic Additional Accounts (and in all Receivables therein thereafter created), is (or, in the case of the conveyance of Receivables in Additional Accounts or Automatic Additional Accounts, will be) to the Trust for the benefit of the Certificateholders and the Cash Collateral Depositor, as its interest appears herein, and may be for the benefit of the

Enhancement Provider of other Series; provided, however, that the interest of
                                      --------  -------
the Cash Collateral Depositor in such Receivables is (or, in the case of Receivables in Additional Accounts or Automatic Additional Accounts, will be) subordinated to the interests of the Certificateholders as provided in the Agreement.

          (c) The assignment made pursuant to Section 2A(a) of this Series Supplement, and the acknowledgments of the Seller and the Trustee contained in
(i) Section 2A(b) of this Series Supplement and (ii) Section 4.03(a), do not, and shall not be deemed to, confer upon the Cash Collateral Depositor any rights other than those expressly conferred on the Cash Collateral Depositor pursuant to the Agreement and this Series Supplement.

          SECTION 3.  Minimum Seller Interest, Minimum Aggregate Principal
                      ----------------------------------------------------
Receivables and Removal of Accounts.  (a)  The Minimum Seller Interest
- -----------------------------------
applicable to the Series 1992-1 Certificates shall be 7%. The Minimum Aggregate Principal Receivables shall be the greater of (i) $806,451,613 less the portion of such amount represented by Series 1992-1 Certificates tendered and canceled pursuant to any Series 1992-1 Investor Exchange and (ii) the sum of the initial investor interests of all Series then outstanding less the portion of the
                                                  ----
initial investor interest of any Series tendered for an Exchange pursuant to
Section 6.09(b) of the Agreement and as provided in the related Supplement or, if any Series calculates the investor percentage with respect to Principal Receivables by means of a numerator based other than on the initial investor interests of such Series, then at least equal to the sum of the initial investor interests of each Series then outstanding which calculates such investor percentage on the basis of initial investor interest plus, for each other Series then outstanding, the then current numerator used to calculate the investor percentage with respect to Principal Receivables for such Series. Upon final payment of the Series 1992-1 Certificates, the Minimum Aggregate Principal Receivables shall be computed in a manner consistent with the Agreement or any future Supplement, as appropriate.

          (b) In addition to the requirements contained in Section 2.07(a) and
(b) with respect to the removal of Accounts, pursuant to subsection 2.07(b)(iii)(c), the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Seller, result in the failure to make a Controlled Distribution Amount payment.

          SECTION 4.  Reassignment and Transfer Terms.  The Series 1992-1
                      -------------------------------
Certificates shall be subject to retransfer to the Seller at its option, in accordance with the terms specified in subsection 12.02(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The deposit required in connection with any such repurchase shall be equal to (a) the Investor Interest, plus (b) accrued and unpaid interest on the Series 1992-1 Certificates through and including the last day of the month preceding the month in which the repurchase occurs, less (c) the amount on deposit in the Finance Charge Account which will be transferred to the Distribution Account pursuant to Subsection 4.06(a) on the related Transfer Date, less (d) the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to the second paragraph of Subsection 4.08(a) on the related Transfer Date.

     SECTION 5.  Delivery and Payment for the Series 1992-1 Certificates.  The
                 -------------------------------------------------------
Trustee shall deliver the Series 1992-1 Certificates when authenticated in accordance with Section 6.02 os of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1992-1 Certificates having Undivided Interests aggregating a specified percentage, such direction or consent may be given by Certificate Owners having interests in the requisite percentage of Series 1992-1 Certificates, acting through the Clearing Agency and the Clearing Agency Participants.

     SECTION 7.  Enhancement.  Enhancement for the Series 1992-1 Certificates
                 -----------
shall be all funds and securities on deposit in the Cash Collateral Account (exclusive of earnings and interest thereon net of losses and expenses) up to the Available Cash Collateral Amount.

     SECTION 8.  Article IV of Agreement.  Any provision of Article IV of the
                 -----------------------
Agreement which distributes Collections to the Holder of the Exchangeable Seller Certificate on the basis of the Seller Percentage shall continue to apply irrespective of the issuance of the Series 1992-1 Certificates. Sections 4.01 and 4.02 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.01 and 4.02 thereof) shall read in its entirety as follows and shall be applicable to the Series 1992-1 Certificates:


                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

     SECTION 4.02A.  Rights of Investor Certificateholders.  The Series 1992-1
                     -------------------------------------
Certificates shall represent fractional Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1992-1 Certificates at the times and in the amounts specified in this Agreement, (a) the related Investor Percentage of Collections received with respect to the Receivables, (b) funds on deposit in the Collection Account allocable to the Series 1992-1 Certificates, the Finance Charge Account, the Principal Account, the Distribution Account and the Series 1992-1 Collection Subaccount and (c) funds on deposit in the Cash Collateral Account up to the Available Cash Collateral Amount (the "Series 1992-1 Certificateholders' Interest"). The

Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1992-1 Certificates and any other Series outstanding; provided, however, the ownership interest represented by the
                    --------  -------
Exchangeable Seller Certificate and any other Series outstanding shall not represent any interest in the Series 1992-1 Collection Subaccount or in the Enhancement, except as specifically provided in this Article IV.

     SECTION 4.02B.  The Series 1992-1 Collection Subaccount.  Pursuant to
                     ---------------------------------------
Section 4.01 of the Agreement, the Servicer, on behalf of the Trustee, shall establish and maintain a subaccount of the Collection Account, for the benefit of the Series 1992-1 Certificateholders and the Enhancement Provider as its interest appears herein (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein), bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1992-1 Certificateholders and the Enhancement Provider as its interest appears herein (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein). The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Series 1992-1 Collection Subaccount and that funds held therein shall at all times be held in trust for the benefit of the Series 1992-1 Certificateholders and the Enhancement Provider as its interest appears herein (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein). Pursuant to the authority granted to it pursuant to subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Series 1992-1 Collection Subaccount for the purpose of carrying out its duties hereunder. All such instructions from the servicer to the Trustee shall be in writing; provided, however, that the Servicer is
                                 --------  -------
entitled to give instructions to the Trustee by facsimile. Funds on deposit in the Series 1992-1 Collection Subaccount (not required to be deposited in the Finance Charge Account or the Principal Account pursuant to Section 4.06 hereof) shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal, on or prior to the third Business Day following the day on which such funds were so deposited, provided that such funds shall be available for withdrawal on the Transfer Date
- --------
following the Record Date occurring in the Monthly Period in which such funds were processed for collection. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 1992-1 Collection Subaccount shall be deposited by the Servicer upon written notice to the Trustee by the Seller in a separate deposit account with a Qualified Trust Institution in the name of Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over to the Servicer, not less frequently than monthly; provided, however, that following the failure of the Servicer to make a
         --------  -------
payment or deposit, which failure results in the occurrence of a Servicer Default with respect to the Series 1992-1 Certificates, such interest and earnings shall not be paid to the Servicer during the period such Servicer Default is continuing, but shall be retained in, or deposited into, the Finance Charge Account and shall be treated as Collections of Finance Charge Receivables allocable to the Series 1992-1 Certificateholders. The Qualified Institution shall maintain for the benefit of the Series 1992-1 Certificateholders, the Enhancement Provider as its interest appears herein (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein), and the Servicer (as its interest appears herein), possession of any negotiable instrument or security evidencing the Permitted Investments described in clause
(a) of the definition thereof relating to the Collection Account from the time of purchase thereof until the time of maturity. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the applicable Qualified Institution in writing with respect to the investment of funds on deposit in the Series 1992-1 Collection Subaccount. For purposes of determining the availability of funds or the balances in the Series 1992-1 Collection Subaccount for any reason under this Agreement, all investment earnings on Such funds (net of losses and expenses) shall be deemed not to be available or on deposit.

     SECTION 4.03.  Establishment of Series 1992-1 Investor Accounts.
                    ------------------------------------------------

     (a) The Finance Charge Account and Principal Account.  The Servicer, for
         ------------------------------------------------
the benefit of the Series 1992-1 Certificateholders and the Enhancement Provider as its interest appears herein (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein), shall establish and maintain with a Qualified Trust Institution in the name of the Trustee, on behalf of the Trust, two segregated trust accounts maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Finance Charge Account" and the "Principal Account, "respectively), bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1992-1 Certificateholders and the Enhancement Provider as its interest appears herein (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein). The Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Principal Account and the Finance Charge Account and that funds held therein shall at all times be held in trust for the benefit of the Series 1992-1 Certificateholders and the Enhancement Provider as its interest appears herein (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein). Pursuant to the authority granted to it pursuant to subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Finance Charge Account and Principal

Account for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided,
                                                                   --------
however, that the Servicer is entitled to give instructions to the Trustee by
- -------
facsimile.

     (b) The Distribution Account.  The Servicer, for the benefit of the Series
         ------------------------
1992-1 Certificateholders, shall cause to be established and maintained in the name of the Trustee, with an office or branch of a Qualified Trust Institution (other than the Seller), a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1992-1 Certificateholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account.

     (c) Administration of the Finance Charge Account and Principal Account.
         ------------------------------------------------ -----------------
Funds on deposit in the Principal Account and the Finance Charge Account shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. The Qualified Trust Institution which holds the Principal Account and the Finance Charge Account shall maintain for the benefit of the Series 1992-1 Certificateholders, the Enhancement Provider (which interest shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein), and the Servicer, as their respective interests appear herein, possession of any negotiable instrument or security evidencing the Permitted Investments relating to the Principal Account or the Finance Charge Account, as the case may be, described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Principal Account and the Finance Charge Account shall be deposited by the Servicer upon written notice to the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Servicer, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Servicer not less frequently than monthly. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Qualified Trust Institution which holds the Principal Account and the Finance Charge Account in writing with respect to the investment of funds on deposit in the Principal Account and the Finance Charge Account. For purposes of determining the availability of funds or the balances in the Finance Charge Account and the Principal Account for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit.

     (d) If the entity with which any of the accounts established pursuant to this Section 4.03 ceases to be a "Qualified Trust Institution", then (i) such entity shall provide the Trustee, the Enhancement Provider, and the Servicer with prompt written notice that it is no longer a "Qualified Trust Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed by the Servicer within 10 Business Days of the day on which such entity ceased to be a "Qualified Trust Institution".

     SECTION 4.04.  Allocations.
                    -----------

     (a)  [Reserved];

     (b)  [Reserved];

     (c) Allocations During the Revolving Period.  During the Revolving Period,
         ---------------------------------------
the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account (or, if applicable, the Principal Account) the following amounts as set forth below:

             (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing.

             (ii) Pay to the Holder of the Exchangeable Seller Certificate an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing; provided, however, that in the event that the amount to be
                    --------  -------
     paid to the Holder of the Exchangeable Seller Certificate pursuant to this subsection 4.04(c)(ii) with respect to any Date of Processing exceeds (such excess hereinafter referred to as the "Excess Amount") the Seller Interest (determined without regard to any "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) on such Date of Processing after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection 4.01(d), the Excess Amount shall be deposited into the Principal Account; further, provided, however, that in the event that, on any Date of
              --------  -------
     Processing the amount on deposit in the Retention Account is less than the Required Retention Amount, the Servicer shall, after giving effect to the transfer of the Excess Amount required by the preceding proviso, deposit in the Retention Account an amount equal to the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to this clause 4.04(c)(ii).

     (iii) If, on any Business Day, (w) Excess Amounts are on deposit in the Principal Account, and (x) after application of the Collections deposited on such Business Day in accordance with subsections 4.01(d), 4.04(c)(ii) and 4.04(d)(ii), the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) exceeds zero, the Servicer shall withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account funds in an amount equal to the lesser of (y) the Seller Interest (as determined above) on such Business Day and
     (z) the Excess Amounts then on deposit in the Principal Account and pay such funds to the Holder of the Exchangeable Seller Certificate.

          (d) Allocations During the Controlled Amortization Period.  During the
              ---------------------------------------------- ------
Controlled Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account (or, if applicable, the Principal Account) the following amounts as set forth below:

          (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing;

          (ii) Deposit in the Principal Account an amount, if any, equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing (for any such Date of Processing, a "Percentage Allocation");

     provided, however, that if the sum of such Percentage Allocation and all
     --------  -------
     preceding Percentage Allocations with respect to the same Monthly Period (the "Monthly Total Percentage Allocation") exceeds the sum of the Controlled Amount and the Deficit Controlled Amortization Amount for such Monthly Period (the "Controlled Distribution Amount"), then such excess (the "Controlled Excess Amount") shall not be treated as a Percentage Allocation and shall be paid to the Holder of the Exchangeable Seller Certificate up to the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) and thereafter shall be applied in the manner described in the two immediately following sentences; provided further,
                                                           -------- -------
     that if on the last day of the Monthly Period the Monthly Total Percentage Allocation is less than the Controlled Distribution Amount, then such deficit shall be the Deficit Controlled Amortization Amount for the next succeeding Monthly Period and the Monthly Total Percentage Allocation shall be deposited to the Principal Account. In the event that, on any Date of Processing on which a Controlled Excess Amount exists, the Controlled Excess Amount exceeds the Seller Interest (as determined above) after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing, the Controlled Excess Amount shall be deposited into the Principal Account. In the event that, on any Date of Processing the amount then on deposit in the Retention Account is less than the Required Retention Amount, the Servicer shall, after giving effect to any transfer of the Controlled Excess Amount referred to in the preceding sentence, deposit in the Retention Account an amount equal to the amount otherwise payable to the Holder of the Exchangeable Seller Certificate pursuant to this clause 4.04(d)(ii).

          (iii) If, on any Business Day, (w) Controlled Excess Amounts are on deposit in the Principal Account and (x) after application of the Collections deposited on such Business Day in accordance with subsections 4.01(d), 4.04(c)(ii) and 4.04(d)(ii), the Seller Interest (determined without regard to any amounts on deposit in the Retention Account, "Excess Amounts", "Controlled Excess Amounts" or such other amounts specified in the Supplement with respect to any Series) exceeds zero, the Servicer shall withdraw, or instruct the Trustee to withdraw, and in such case the Trustee shall withdraw, from the Principal Account funds in an amount equal to the lesser of (y) the Seller Interest (as determined above) on such Business Day and (z) the Controlled Excess Amounts then on deposit in the Principal Account, and pay such funds to the Holder of the Exchangeable Seller Certificate.

          (e) Allocations During the Rapid Amortization Period.  During the
              ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, pay from the Collection Account the following amounts as set forth below:

             (i) Deposit in the Finance Charge Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such Date of Processing.

             (ii) Deposit in the Principal Account an amount equal to the product of (A) the applicable Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Principal Receivables on such Date of Processing;

     provided, however, that after the date on which the Investor Interest has
     --------  -------
     been reduced to zero, the amount determined in accordance with this subparagraph (ii) shall be paid to the Holder of the Exchangeable Seller Certificate up to the Seller Interest, and the excess if any, will be allocated as a Principal Receivable in the manner provided in Article IV excluding any allocations to Series 1992-1.

          SECTION 4.05.  Defaulted Accounts.  On each Determination Date, the
                         ------------------
Servicer shall calculate the Aggregate Investor Default Amount for the preceding Monthly Period. If on such date the amount required to be withdrawn from the Cash Collateral Account on the related Withdrawal Date pursuant to subsections 4.06(a) and (b) exceeds the Available Cash Collateral Amount, then the Investor Interest shall be reduced by the amount of such excess, but not more than such Aggregate Investor Default Amount (an "Investor Charge Off").

          SECTION 4.06.  Monthly Payments.  On each Determination Date, the
                         ----------------
Servicer shall notify the Trustee that the Servicer will withdraw, or shall instruct the Trustee to withdraw, and the Trustee acting in accordance with such instructions shall withdraw, on the succeeding Transfer Date, the amounts required to be withdrawn from the Finance Charge Account pursuant to subsections 4.06(a), (b), (c), (d), (e), (f) and (g). On each Determination Date, the Servicer shall also notify the Trustee of the amounts to be withdrawn by the Trustee, acting on instructions from the Servicer, from or to the Cash Collateral Account, as the case may be, pursuant to subsections 4.06(a), (b),
(c) and (e), on the succeeding Transfer Date (a "Withdrawal Date"), specifying in such notice the aggregate amount of the withdrawal to be made on such Withdrawal Date.

          (a) Certificate Interest.  On each Transfer Date, the Servicer or the
              --------------------
Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account and deposit to the Distribution Account, to the extent funds are available from Available Finance Charge Collections, (i) first, an amount equal to one-twelfth of the product of the Certificate Rate and the Investor Interest determined as of such Transfer Date; and (ii) then, an amount equal to the amount of any unpaid Deficiency Amounts, as defined below, for which a payment has not been made under this subsection 4.06(a), and on such Transfer Date, the Servicer or the Trustee, as the case may be, shall deposit such funds into the Distribution Account. If such funds would be less than the amount required to be deposited pursuant to this subsection 4.06(a) on any Transfer Date, then, by 1:00 p.m. New York City time on such Transfer Date the Trustee, acting upon instructions from the Servicer, shall make a withdrawal from the Cash Collateral Account in the amount of such deficiency (up to the Available Cash Collateral Amount), and on such Transfer Date the proceeds from such withdrawal shall be deposited into the Distribution Account provided, however, that with respect to the first Monthly Period
        --------  -------
relating to the Series 1992-1 Certificates, the amount referred to in (i) above shall be $4,316,666.67 (reflecting an initial Monthly Period of 28 days. If the amounts described in this subsection 4.06(a) are insufficient to pay such interest in respect of any Monthly Period, payments to the Series 1992-1 Certificateholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency for any month shall be referred to as the "Deficiency Amount". Interest shall not accrue on Deficiency Amounts. Certificate Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.

          (b) Defaults.  On each Transfer Date, the Servicer or the Trustee,
              --------
acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Available Finance Charge Collections after giving effect to the withdrawal pursuant to subsection 4.06(a) an amount equal to the Aggregate Investor Default Amount, if any, for the preceding Monthly Period, and the Servicer or the Trustee, as the case may be, shall (A) during the Revolving Period, apply such amount in accordance with subsections 4.04(c)(ii) and (iii), and (B) during the Controlled Amortization Period or the Rapid Amortization Period, deposit such amount in accordance with subsections 4.04(d)(ii) and 4.04(e)(ii), respectively, in each case as if such amounts were Collections of Principal Receivables. If such funds would be less than the amount required to be deposited pursuant to this subsection 4.06(b) on any Transfer Date, then, by 1:00 p.m. New York City time on such Transfer Date, the Trustee, acting upon instructions from the Servicer, shall make a withdrawal from the Cash Collateral Account in the amount of such deficiency (up to the Available Cash Collateral Amount after giving effect to the withdrawal pursuant to subsection 4.06(a)), and on such Transfer Date the proceeds from such withdrawal shall be paid or deposited as provided in the next preceding sentence.

          (c) Reimbursement of Investor Charge Offs.  On each Transfer Date, the
              -------------------------------------
Servicer or the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Available Finance Charge Collections after giving effect to the withdrawals and transfers pursuant to subsections 4.06(a) and 4.06(b), an amount equal to the aggregate amount of Investor Charge Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.06(c) and shall (x) during the Revolving Period, pay such amount to the Holder of the Exchangeable Seller Certificate and (y) during the Controlled Amortization Period or the Rapid Amortization Period deposit such amount in accordance with subsections 4.04(d)(ii) and 4.04(e)(ii), respectively, as if such amounts were Collections of Principal Receivables. If such funds would be less than the amount required to be deposited pursuant to this subsection 4.06(c) on any Transfer Date, then, by 1:00 p.m. New York City time on such Transfer Date the Trustee, acting upon instructions from the Servicer, shall make a withdrawal from the Cash Collateral Account in the amount of such deficiency (up to the Available Cash Collateral Amount after giving effect to the withdrawals pursuant to subsections 4.06(a) and 4.06(b)), and on such Transfer Date the proceeds from such withdrawal shall be paid or deposited as provided in the next preceding sentence. On the date of any such reimbursement, the Investor Interest shall be increased by the amount of such reimbursement of Investor Charge Offs.

          (d) Loan Fee.  On each Transfer Date, the Servicer or the Trustee,
              --------
acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Available Finance Charge Collections after giving effect to the withdrawals pursuant to subsections 4.06(a), 4.06(b) and 4.06(c), an amount equal to the Monthly Loan Fee accrued in respect of the preceding Monthly Period, plus all accrued and unpaid Monthly Loan Fees in respect of previous Monthly Periods and interest on such accrued and unpaid Monthly Loan Fees at the rate specified in, and calculated in accordance with, the Loan Agreement, and the Servicer or the Trustee, as the case may be, shall, not later than 12:30 p.m. (New York City time) on such Transfer Date, pay such fee to the Cash Collateral Depositor.

          (e) Servicing Fee.  On each Transfer Date, the Servicer or the
              -------------
Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Available Finance Charge Collections after giving effect to the withdrawals pursuant to subsections 4.06(a), 4.06(b), 4.06(c) and 4.06(d), an amount equal to the Monthly Investor Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid Monthly Investor Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer, provided, however, that with
                                                    --------  -------
respect to the April 15, 1992 Distribution Date, the Monthly Investor Servicing Fee shall be equal to $1,254,166.67. If Chase (USA) or an Affiliate thereof is not the Servicer and such funds would be less than the amount required to be deposited pursuant to this subsection 4.06(e) on any Transfer Date, then, by 1:00 p.m. New York City time on such Transfer Date, the Trustee, acting upon instructions from the Servicer, shall make a withdrawal from the Cash Collateral Account in the amount of such deficiency (up to the Available Cash Collateral Amount after giving effect to the withdrawals pursuant to subsections 4.06(a), 4.06(b) and 4.06(c)), and on such Transfer Date the proceeds from such withdrawal shall be paid or deposited as provided in the next preceding sentence.

          (f) Transfers to the Cash Collateral Account.  On each Transfer Date,
              ----------------------------------------
the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Available Finance Charge Collections after giving effect to the withdrawals pursuant to subsections 4.06(a), 4.06(b), 4.06(c), 4.06(d) and 4.06(e), and shall deposit in the Cash Collateral Account, an amount equal to the excess of the Required Cash Collateral Amount for such Transfer Date over the amount of funds on deposit in the Cash Collateral Account (without giving effect to any deposit made on such date hereunder); provided, however, that if the
                                             --------  -------
Series 1992-1 Termination Date shall have been extended past the Scheduled Series 1992-1 Termination Date pursuant to subsection 12.01(b), such amount shall not be deposited to the Cash Collateral Account, but shall, subject to subsection 4.09(h), be paid to the Cash Collateral Depositor for application in accordance with the Loan Agreement.

          (g) Payments to the Cash Collateral Depositor.  On each Transfer Date,
              -----------------------------------------
the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, Available Finance Charge Collections after giving effect to the withdrawals pursuant to subsections 4.06(a), 4.06(b), 4.06(c), 4.06(d), 4.06(e) and 4.06(f). The
Servicer or the Trustee, as the case may be, shall, subject to subsection 4.09(h), not later than 12:30 p.m. (New York City time) on such Transfer Date, transfer such funds to the Cash Collateral Depositor, for application pursuant to the Loan Agreement.

          SECTION 4.07.  Payment of Certificate Interest.  On each Distribution
                         -------------------------------
Date, the Paying Agent shall pay in accordance with Section 5.01 to the Series 1992-1 Certificateholders from the Distribution Account the amount deposited into the Distribution Account pursuant to subsection 4.06(a) on the preceding Transfer Date.

             SECTION 4.08.  Payment of Certificate Principal.
                            --------------------------------

          (a) On the Determination Date in the Monthly Period following the Monthly Period in which either the Controlled Amortization Period or the Rapid Amortization Period commences and on each Determination Date thereafter, the Servicer shall give notice to the Trustee that it will itself withdraw, or shall instruct the Trustee to withdraw, and on the Transfer Date succeeding such Determination Date the Servicer or the Trustee shall withdraw from the Principal Account and deposit in the Distribution Account (1) the Available Principal Collections for the preceding Monthly Period, (2) the amount to be deposited in the Principal Account on such Transfer Date pursuant to the third sentence of subsection 4.02(a) and Section 4.04, with respect to each Date of Processing during such Monthly Period), and (3) the amount to be deposited in the Principal Account on such Transfer Date pursuant to subsections 4.06(b) or 4.06(c);

provided, however, that on the first Transfer Date in the Rapid Amortization
- --------  -------
Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Principal Account and deposit to the Distribution Account, any Excess Amounts and any Controlled Excess Amounts remaining in the Principal Account deposited therein pursuant to subsection 4.04(c)(ii) or 4.04(d)(ii). On the Determination Date preceding the final Transfer Date, the Servicer shall determine the amounts to be deposited to this sentence and on the final Transfer Date: (x) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Distribution Account, an amount which is no greater than the Investor Interest as of the end of the day on the preceding Record Date; (y) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Collection Account, for allocation as Principal Receivables pursuant to Article IV, the amount, if any, remaining in the Principal Account after giving effect to the withdrawals made pursuant to clause (x).

          (b) On each Distribution Date occurring after a deposit is made to the Distribution Account pursuant to subsection 4.08(a) or Sections 4 or 15 of the Supplement relating to Series 1992-1, the Paying Agent shall pay in accordance with Section 5.01 to the Series 1992-1 Certificateholders from the Distribution Account, the amount so deposited into the Distribution Account.

             SECTION 4.09.  Establishment of the Cash Collateral Account.
                            --------------------------------------------

          (a) Cash Collateral Account.  The Servicer, for the benefit of the
              -----------------------
Series 1992-1 Certificateholders and the Cash Collateral Depositor, as their interests appear herein, which interest in the case of the Cash Collateral Depositor shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein and in the Loan Agreement, shall establish and maintain or cause to be established and maintained with a Qualified Trust Institution in the name of the Trustee, on behalf of the Series 1992-1 Certificateholders and the Cash Collateral Depositor, as their interests appear herein, which interest in the case of the Cash Collateral Depositor shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein and in the Loan Agreement, with the Trustee, the "Cash Collateral Account", which shall be a segregated trust account with the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution bearing a designation clearly indicating that the funds deposited therein are held for the benefit Of the Series 1992-1 Certificateholders and the Cash Collateral Depositor, as their interests appear herein, which interest in the case of the Cash Collateral Depositor shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein and in the Loan Agreement. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. If, at any time, the institution holding the Cash Collateral Account ceases to be a Qualified Trust Institution, the Trustee shall within 20 Business Days (10 Business Days if the Qualified Trust Institution is the Agent) establish a new Cash Collateral Account meeting the conditions specified above with a Qualified Trust Institution, which Qualified Trust Institution shall be subject to the prior consent of the Agent, such consent not be unreasonably withheld, and shall transfer any cash and/or any investments to such new Cash

Collateral Account. From the date such new Cash Collateral Account is established, it shall be the "Cash Collateral Account." The Servicer, or the Trustee acting in accordance with instructions from the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral Account the $82,500,000 proceeds of the advance to be made on such date by the Cash Collateral Depositor pursuant to the Loan Agreement and (ii) on each Transfer Date make deposits and withdrawals in the amounts specified in Section 4.06 and 4.10, as the case may be. The Trustee, acting in accordance with instructions from the Servicer, shall make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes set forth in this Section 4.09. Such withdrawals shall be made in the priority set forth below and the Available Cash Collateral Amount will be reduced by the amount of each such withdrawal as provided in the definition thereof set forth in Section 1. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided herein and in the Loan Agreement.

          (b) Administration of the Cash Collateral Account.  The Servicer, on
              ---------------------------------------------
behalf of the Trustee, shall direct the investment of funds on deposit in the Cash Collateral Account in Cash Collateral Account Permitted Investments pursuant to investment instructions delivered pursuant to the Loan Agreement. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any deposits to or withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date; provided, however, that no such reinvestment shall be made before
               --------  -------
12:00 noon (New York City time) on such Transfer Date; and further, provided,
                                                           -------  --------
however, that (i) each Cash Collateral Account Permitted Investment which is
- -------
issued by an entity other than a Cash Collateral Depositor, shall mature not later than the Business Day preceding the following Transfer Date (provided,
                                                                   --------
however, that if timely payment is assured in a manner satisfactory to the
- -------
Servicer and the Seller, such Permitted Investment shall mature on such Transfer Date (provided, that, for purposes of this clause, "timely payment" shall mean
      --------  ----
payment by 12:00 noon (New York City time))), and (ii) each Cash Collateral Account Permitted Investment which is issued by a Cash Collateral Depositor which matures on the following Transfer Date shall, by its terms, require payment thereof by the Trustee not later than 10:00 A.M. (New York City time) on such Transfer Date. The proceeds of any such investment shall, subject to the proviso to the immediately preceding sentence, be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Seller may, if the short-term rating of the issuer of any Cash Collateral Account Permitted Investment is downgraded below P-1 by Moody's or A-1 by Standard & Poor's, instruct the Trustee to, and the Trustee shall, sell, liquidate or otherwise dispose of such Permitted Investment in such manner as the Seller may direct, on a date not earlier than two Business Days after the date of such notice. The Seller shall provide a copy of each such notice to the Cash Collateral Depositor. The Servicer shall compute the amount which would have been received by the Trustee on the maturity of such Permitted Investment over the proceeds from such sale, liquidation or other disposition (such amount, the "Breakage Payment") based upon information provided to the Servicer by the Agent pursuant to the Loan Agreement. The Seller shall deposit such Breakage Payment into the Cash Collateral Account prior to entering into such sale, liquidation or other disposition.

     The Trustee shall maintain, for the benefit of the Series 1992-1 Certificateholders and the Cash Collateral Depositor as their interests appear herein, which interest in "the case of the Cash Collateral Depositor shall be subordinated to the interests of the Series 1992-1 Certificateholders as provided herein and in the Loan Agreement, possession of any negotiable instrument or security evidencing the Cash Collateral Account Permitted Investments made pursuant to this subsection 4.09(b) described in clause (a) of the definition of "Permitted Investments" from the time of purchase thereof until the time of sale or maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) earned on or after the preceding Transfer Date (or, with respect to the first Transfer Date, the Closing Date) on funds on deposit in the Cash Collateral Account, shall, subject to subsection 4.09(h), be withdrawn from the Cash Collateral Account not later than 12:30 p.m. (New York City time) and shall be paid to the Cash Collateral Depositor for application in accordance with the Loan Agreement. Subject to the restrictions set forth above, (i) the Cash Collateral Depositor, or a Person designated in writing to the Cash Collateral Depositor of which the Trustee and the Servicer shall have received written notification thereof, or (ii) following notice by the Agent to the Trustee of (x) the termination of the Loan Agreement or (y) the payment of the Initial Cash Collateral Amount and all other amounts payable pursuant to the Loan Agreement to the Agent and the Cash Collateral Depositor, the Servicer, or a Person designated in writing by the Servicer of which the Trustee shall have received notification thereof, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Cash Collateral Account. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) Notice of Withdrawals.  In the event that, for any Transfer Date,
              ---------------------
the sum of the amount required to be withdrawn from the Cash Collateral Account pursuant to subsections 4.06(a), (b), (c) and (f) (such sum being referred to as the "Total Withdrawal Amount") is greater than zero, the Servicer shall give written notice to the Trustee and the Cash Collateral Depositor, in substantially the form of Exhibit C, of such positive Total Withdrawal Amount.

          (d) Application of Cash Collateral Account Surplus.  In the event that
              ----------------------------------------------
the Cash Collateral Account Surplus on any Transfer Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account pursuant to subsections 4.06(a), (b), (c) and (f), and, if Chase USA or an Affiliate thereof is not the Servicer, subsection 4.06(e), on such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account not later than 12:30 p.m. (New York City time) and, subject to subsection 4.09(h), pay to the Cash Collateral Depositor, for application in accordance with the Loan Agreement, an amount equal to the Cash Collateral Account Surplus.

          (e) Termination of Withdrawal.  Upon the earlier to occur of the
              -------------------------
Business Day succeeding (i) the termination of the Trust pursuant to Section 12.01, (ii) the day on which the final distribution is made to the Series 1992-1 Certificateholders and (iii) the Scheduled Series 1992-1 Termination Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 1992-1 Certificateholders and the Servicer and payable from the Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account not later than 12:30 p.m. (New York City time) and, subject to subsection 4.09(h), pay to the Cash Collateral Depositor, all amounts on deposit in the Cash Collateral Account, for application in accordance with the Loan Agreement.

          (f) Approvals and Consents by Cash Collateral Depositor.  Any consent,
              ---------------------------------------------------
notices, approval, waiver or direction required under the Agreement to be given, or any remedy to be exercised hereunder, by the Cash Collateral Depositor or the Enhancement Provider shall be exercised or given by (i) the party appointed to act as agent (the "Agent") for the Cash Collateral Depositor pursuant to the Loan Agreement or (ii) following notice by the Cash Collateral Depositor to the Trustee of the termination of the Loan Agreement, by the Seller. The Trustee, the Seller and the Servicer shall be entitled to rely on an officer's certificate of the Agent as to whether any such action has been exercised pursuant to the Loan Agreement.

          (g) Notices to Cash Collateral Depositor.  Any notice required to be
              ------------------------------------
given to the Cash Collateral Depositor or the Enhancement Provider under the Agreement by the parties thereto or hereto shall be deemed to be delivered to the Cash Collateral Depositor upon delivery to (i) the Agent at the address and in the manner specified in the Loan Agreement or (ii) following notice by the Cash Collateral Depositor to the Trustee of the termination of the Loan Agreement, to the Seller. The Agent shall deliver a copy of each such notice to each entity which is a Cash Collateral Depositor in the manner specified in the Loan Agreement.

          (h) Payments to Cash Collateral Depositor.  Any payment required to be
              -------------------------------------
made pursuant to the Agreement to the Cash Collateral Depositor or the Enhancement Provider shall be deemed to have been made to the Cash Collateral Provider or the Enhancement Provider, as the case may be, by the payment of such amount to the Agent; provided, however, that following notice by the Agent to
                     --------  -------
the Trustee of (i) the termination of the Loan Agreement or (ii) the payment of the Initial Cash Collateral Amount and all other amounts payable pursuant to the Loan Agreement to the Agent and the Cash Collateral Depositor, all such payments shall be made to the Seller or to such person as the Seller may designate in writing.

             SECTION 4.10.  Seller's or Servicer's Failure to Make a Deposit or
                            ---------------------------------------------------
Payment.
- -------

          (a) If (i) the Servicer fails to give instructions on any Determination Date to make any payment or deposit relating to the Series 1992-1 Certificates required to be made by the Servicer on the related Transfer Date at the time specified in the Agreement (including applicable grace periods), or
(ii) the Trustee shall not have received the notice referred to in the first paragraph of subsection 4.10(c) and in the manner and at the time specified in the first paragraph of subsection 4.10(c), in either case, the Trustee determines that any payment or deposit (other than as required by subsection 2.04(d) (except as provided in the immediately following paragraph), 2.04(e), 2.04(f), 3.03, 9.02, 10.02, or 12.02(a) of the Agreement, or Sections 4 or 15 of
the Supplement relating to Series 1992-1 (collectively, "Excluded Payments") required to be made by the Seller or the Servicer, as the case may be, has not been made on the related Transfer Date, the Trustee (x) shall make such payment from the applicable Investor Account or the Cash Collateral Account, as the case may be, without instruction from the Servicer, or (y) shall (except in the case of (i) a deposit or payment which was required to have been made to or from the Cash Collateral Account, (ii) payments required to be made to the Servicer pursuant to subsection 4.06(e) so long as Chase (USA) or an Affiliate is the Servicer, (iii) payments required to be made pursuant to subsections 4.06(d),
(f) and (g), (iv) Excluded Payments and (v) payments required to be made pursuant to the sixth sentence of subsection 4.09(a)), subject to subsection 4.10(c), make a withdrawal from the Cash Collateral Account (up to the Available Cash Collateral Amount), in an amount equal to the amount of such payment or deposit. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that it has sufficient information to allow the Trustee to determine the amount thereof; provided, however, that the
                                                   --------  -------
Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest (i) required to be paid or provided for under subsection 4.06(a) on each Transfer Date, and (ii) payable to the Series 1992-1

Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such a payment or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

          If (i) the Servicer, the Seller, or the Holder of the Exchangeable Seller Certificate fails to make any payment or deposit relating to the Series 1992-1 Certificates (including, but not limited by, any deposits pursuant to
Section 4.04) (other than (w) payments or deposits (referred to above) required to be made on any Transfer Date relating to the Series 1992-1 Certificates, (x) payments or deposits required by subsection 2.04(d) (except as referred to below), (y) payments or deposits required by subsection 2.04(e), 2.04(f), 3.03, 9.02, 10-02 or 12.02(a) of the Agreement or Sections 4 or 15 of the Supplement relating to Series 1992-1) required to be made or given by the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods) and (ii) the Trustee shall have received the notice referred to the second paragraph of subsection 4.10(c) from the Seller or the Servicer, as the case may be, in the manner and at time specified in the second paragraph of subsection 4.10(c), the Trustee shall make such payment from the applicable Investor Account or the Series 1992-1 Retention Subaccount without instruction from the Servicer, or shall, subject to Subsection 4.10(c), make a withdrawal from the Cash Collateral Account (up to the Available Cash collateral Amount) in an amount equal to the amount of such payment or deposit relating to the Series 1992-1 Certificates; provided, however, that the Trustee shall make a
                                --------  -------
withdrawal from the Cash Collateral Account (up to the Available Cash Collateral Amount) in an amount equal to the deposit required to be made by the Seller pursuant to subsection 2.04(d) to the extent allocable to the Investor Interest that has not been made for any Ineligible Receivable as to which (i) reassignment would have occurred under subsection 2.04(d) hereof but for the Seller's failure to make a deposit into the Collection Account required under subsection 2.04(d) to the extent allocable to the Investor Interest and (ii) either (A) Collections with respect to such Ineligible Receivable have not been deposited, or are prohibited from being deposited, in the Collection Account, or
(B) the Obligor with respect to such Ineligible Receivable does not make one or more payments to the Servicer with respect thereto because it is an Ineligible Receivable. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that it has sufficient information to allow the Trustee to determine the amount thereof. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposits should have been made by the Seller or the Servicer, as the case may be.

          (b) If a withdrawal is made from the Cash Collateral Account pursuant to subsection 4.10(a) because of a failure of the Servicer, the Seller or the Holder of the Exchangeable Seller Certificate to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or the Seller from sources other than a withdrawal from the Cash Collateral Account, the Servicer, the Seller or the Holder of the Exchangeable Seller Certificate, as the case may be, shall, as appropriate, (i) make the required payment, deposit or transfer, or (ii) give the Trustee instructions to transfer the required payment or deposit in respect of which such withdrawal from the Cash Collateral Account was made, to the Cash Collateral Account.

          Subject to the preceding paragraph, if a required payment, deposit or transfer is not made at the time specified therefor in this Agreement, upon the making of such payment, deposit or transfer, the proceeds thereof shall be applied in the manner in, and for the purposes to, which such payment, deposit or transfer would have been made had such payment, deposit or transfer been made in a timely manner.

          Subject to the second preceding paragraph, if a required payment, deposit or transfer is not made at the time specified therefor in this Agreement because of the failure of the Seller or the Servicer to give instructions therefor, upon the giving of such instructions, such payment, deposit or transfer shall be made in the manner in, and for the purposes to, which such payment, deposit or transfer would have been made had such instructions been given in a timely manner.

          (c) Notice of Deposits and Withdrawals.  The Seller and the Servicer
              ----------------------------------
covenant and agree hereby to notify the Trustee, no later than 10:00 a.m. (New York time) on each Transfer Date, that the Seller or the Servicer, as the case may be, has made all deposits and withdrawals required to be made on such Business Day by the Servicer or the Seller, as the case may be, relating to the Series 1992-1 Certificates on such Transfer Date, which notice may be by telephone confirmed by facsimile. Such notice shall be substantially in the form of Exhibit 4 to the Supplement relating to Series 1992-1, with such changes as the Servicer may determine to be necessary or desirable; provided, however,
                                                            --------  -------
that no change shall serve to exclude information required pursuant to this
Section 4.10(c). The Trustee shall be entitled to rely on such telephone notice as conclusive evidence that such deposits and withdrawals have been made by the Seller or the Servicer, as the case may be, in a timely manner unless such Trustee shall not have received such facsimile confirmation by 12:00 noon (New York time) on such Transfer Date.

          If, on any Business Day, the Seller or the Servicer fails to make any payment or deposit relating to the Series 1992-1 Certificates required to be made by it on such Business Day (other than the deposits and payments required to be made by the Seller or the Servicer on each Transfer Date), the Seller or the Servicer, as the case may be, shall notify the Trustee not later than 11:00 a.m. (New York time) on such Business Day that it has failed to make such payment or deposit, which notice shall specify (i) the amount of such deposit or payment and (ii) if applicable, the account from which such payment was to be made and the Person to whom, or the account into which, such payment was to be made. Such notice shall be substantially in the form of Exhibit 5 to the Supplement relating to Series 1992-1.

          If, on any Business Day, the Trustee shall be required to make a withdrawal from the Cash Collateral Account pursuant to Section 4.10, (i) the Trustee shall notify the Agent not later than 11:45 a.m. that it is required to make such drawing, which notice shall specify the amount of such withdrawal, and
(ii) the Trustee shall make such withdrawal from the Cash Collateral Account not later than 2:00 p.m. on such Business Day.

          (d) If the Holder of the Exchangeable Seller Certificate fails to make any deposit pursuant to Section 4.04 which failure results in a withdrawal from the Cash Collateral Account, the Holder of the Exchangeable Seller Certificate shall be required to make such payment which shall be deposited, to the extent of such withdrawal, into the Finance Charge Account for allocation as Collections of Finance Charge Receivables.

          SECTION 4.11.  Time of Deposits and Withdrawals.  Any deposit,
                         --------------------------------
withdrawal, transfer or other payment required to be made to or from the Collection Account, Finance Charge Account, Principal Account, Distribution Account and the Cash Collateral Account shall be deemed to occur when the instructions with respect to such deposit, withdrawal, transfer or other payment have been transmitted over the Federal Wire.

             SECTION 4.12.  [Reserved].
                            ----------

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                         (THE FOLLOWING PORTION OF THIS
                 ARTICLE IS APPLICABLE ONLY TO SERIES 1992-1.)


          SECTION 5.01.  Distributions.  On each Distribution Date, the Paying
                         -------------
Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.04(b)) to each Series 1992-1 Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.04(e) or Section 12.03 hereof respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate
                                       --- ----
Undivided Interests represented by Series 1992-1 Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Series 1992-1 Certificateholders pursuant to Sections 4.07 and
4.08 hereof by check mailed to each Certificateholder except that, with respect to Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

             SECTION 5.02.  Monthly Certificateholders' Statement.
                            -------------------------------------

          (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1992-1 Certificateholder, the Rating Agency, the Enhancement Provider and any Series 1992-1 Certificate Owner, upon the written request of such Series 1992-1 Certificate Owner, a statement substantially in the form of Exhibit 2 to the Supplement relating to Series 1992-1 prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

             (i) the total amount distributed on such Distribution Date;

             (ii) the amount of such distribution, if any, allocable to Certificate Principal;

             (iii)the amount of such distribution allocable to Certificate Interest;

             (iv) the amount of Collections of Principal Receivables processed during the preceding Monthly Period and allocated in respect of the Series 1992-1 Certificates;

             (v) the aggregate amount of Principal Receivables, the Investor Interest and the Investor Interest as a percentage of the aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the preceding Monthly Period;

             (vi) the aggregate outstanding balance of Accounts which are up to 29, 30-59, 60-89 and 90 or more days delinquent in accordance with the Servicer's then existing Account Guidelines as of the end of the day on the last day of the preceding Monthly Period;

             (vii) the Aggregate Investor Default Amount for one preceding Monthly Period;

             (viii) the aggregate amount of Investor Charge Offs for the preceding Monthly Period;

             (ix) the aggregate amount of Investor Charge Offs reimbursed on the Transfer Date immediately preceding such Distribution Date;

             (x) the amount of the Investor Monthly Servicing Fee for the preceding Monthly Period;

             (xi) the Available Cash Collateral Amount and the Required Cash Collateral Amount as of the close of business on such Distribution Date;

             (xii) the aggregate amount of Collections of Finance Charge Receivables processed during the preceding Monthly Period and allocated in respect of the Series 1992-1 Certificates;

             (xiii) the Deficit Controlled Amortization Amount;
and

             (xiv) the Pool Factor as of the preceding Record Date.


     The Monthly Certificateholders' Statement shall be substantially in the form of Exhibit 2 to the Supplement relating to Series 1992-1, with such changes as the Servicer may determine to be necessary or desirable; provided, however,
                                                            --------  -------
that no such change shall serve to exclude information required by this subsection 5.02(a). The Servicer shall, upon making such determination, deliver to the Trustee and the Rating Agency an Officer's Certificate to which shall be annexed the form of such Exhibit 2, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, such Exhibit 2, as so changed, shall for all purposes of this Agreement constitute such Exhibit 2. The Trustee may conclusively rely upon such Officer's Certificate as to such change conforming to the requirements of this Agreement.

          (b)  Annual Certificateholders' Tax Statement.  On or before January
               ----------------------------------------
31 of each calendar year, beginning with calendar year 1992, the Servicer shall furnish to the Paying Agent, who shall distribute to each Person who at any time during the preceding calendar year was a Series 1992-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1992-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1992-1 Certificateholder, together with such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1992-1 Certificateholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

          SECTION 9.  Series 1992-1 Pay Out Events.  If any one of the following
                      ----------------------------
events shall occur during the Revolving Period or the Controlled Amortization Period with respect to the Series 1992-1 Certificates:

          (a) failure on the part of the Seller or the Holder of the Exchangeable Seller Certificate (i) to make any payment or deposit required by the terms of (A) the Agreement relating to the Series 1992-1 Certificates, or
(B) this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement, which failure has a material adverse effect on the Series 1992-1 Certificateholders (which determination shall be made without regard to whether any funds are on deposit in the Cash Collateral Account) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Enhancement Provider or the Holders of Series 1992-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1992-1, and continues to affect materially and adversely the interests of the Series 1992-1 Certificateholders for such period;

          (b) any representation or warranty made by the Seller in the Agreement, including this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to Section 2.01, 2.06 or 3.04(c), (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Enhancement Provider or the Holders of the Series 1992-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 1992-1, and (ii) as a result of which the interests of the Series 1992-1 Certificateholders are materially and adversely affected (which determination shall be made without regard to whether any funds are on deposit in the Cash Collateral Account) and continue to be materially and adversely affected for such period; provided, however, that a Series 1992-1 Pay Out Event
                          --------  -------
pursuant to this subsection 9.01(b) shall not be deemed to have occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof;

          (c) the Portfolio Yield averaged for any three consecutive Monthly Periods is reduced to a rate which is less than the Base Rate;

          (d) the Seller shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.06(a);

          (e) any Servicer Default shall occur which would have a material adverse effect on the Holders of the Series 1992-1

Certificates (which determination shall be made without regard to whether funds are on deposit in the Cash Collateral Account); or

             (f) on any Record Date, the Available Cash Collateral Amount shall be less than 3% of the Initial Investor Interest;

then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1992-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest of this Series by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Certificateholders) may declare that a pay out event (a "Series 1992-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d), or (f), a Series 1992-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee, the Enhancement Provider or the Series 1992-1 Certificateholders immediately upon the occurrence of such event.

             SECTION 10.  Series 1992-1 Termination.
                          -------------------------

          In the event that the final distribution of principal and interest to the Series 1992-1 Certificateholders has not occurred before the Distribution Date occurring in the second month preceding the month in which the Scheduled Series 1992-1 Termination Date occurs (the "Extension Date"), the right of Series 1992-1 Certificateholders to receive payments from the Trust may, by vote of the Holders of Series 1992-1 Certificates evidencing Undivided Interests aggregating not less than 66 2/3% of the Investor Interest of this Series prior to the Transfer Date in the month immediately preceding the month in which the Scheduled Series 1992-1 Termination Date occurs, be extended until the earlier of (i) the day which is one year after the Scheduled Series 1992-1 Termination Date or (ii) the day after the Distribution Date following the date on which funds shall have been deposited in the Distribution Account sufficient to pay the Investor Interest plus Certificate Interest accrued through and including the last day of the month preceding the month in which such Distribution Date occurs (the "Series 1992-1 Final Termination Date"). The Trustee shall notify the Series 1992-1 Certificateholders, by notice given by first-class mail to such Series 1992-1 Certificateholders at their addresses as they appear on the Certificate Register, no later than the Extension Date, that: (i) unless the requisite percentage of Holders of Series 1992-1 Certificates as of the Record Date immediately succeeding the Extension Date vote to extend the right of the Series 1992-1 Certificateholders to receive payments from the Trust until the Final Series 1992-1 Termination Date prior to the Transfer Date in the month immediately preceding the month in which the Scheduled Series 1992-1 Termination Date occurs, the right of the Series 1992-1 Certificateholders to receive payment from the Trust will terminate on the Scheduled Series 1992-1 Termination Date; (ii) the right to withdraw funds from the Cash Collateral Account will terminate on the Scheduled Series 1992-1

Termination Date and the Cash Collateral Account will thereafter be unavailable to make payments on the Series 1992-1 Certificates, in the event that the period during which the Series 1992-1 Certificateholders are entitled to receive payments from the Trust is extended; and (iii) (unless the Rating Agency notifies the Trustee to the contrary prior to such Record Date) that the rating assigned to the Series 1992-1 Certificates by the Rating Agency will be withdrawn on the Scheduled Series 1992-1 Termination Date. In the event that the Series 1992-1 Certificateholders vote to extend the right of the Series 1992-1 Certificateholders to receive payments from the Trust, the Servicer shall continue to collect payments on the Receivables and apply such Collections as provided in Article IV, and the Agreement and this Series Supplement shall be deemed to no longer include any references to the Cash Collateral Account, the Available Cash Collateral Amount or to the Trustee's ability to make any withdrawals from the Cash Collateral Account, and no deposits shall be made to the Cash Collateral Account; provided, however, that the Trustee shall, subject
                             --------  -------
to subsection 4.09(h), continue to pay to the Cash Collateral Depositor the amounts specified in subsections 4.06(d), 4.06(e) and 4.06(g) and, for the purposes of such payments, the amount required to be deposited to the Cash Collateral Account on each Transfer Date pursuant to subsection 4.06(e) shall be zero.

     SECTION 11.  Ratification and Reaffirmation of Pooling and Servicing
                  -------------------------------------------------------
Agreement.  As supplemented by this Series Supplement, the Agreement is in all
- ---------
respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

     SECTION 12.  Ratification and Reaffirmation of Representations and
                  -----------------------------------------------------
Warranties.  Except as otherwise provided in the Agreement, each of the Seller,
- ----------
the Servicer and the Trustee hereby ratify and reaffirm its representations and warranties contained in the Agreement as follows: (a) with respect to the Seller, the representations and warranties contained in (i) Section 2.03, (ii)
Section 2.04(a) (with respect to the Agreement as supplemented by this Series Supplement) and (iii) Section 2.04(b), (b) with respect to the Servicer, the representations and warranties contained in Section 3.03 of the Agreement and
(c) with respect to the Trustee, the representations and warranties contained in
Section 11.15 of the Agreement, as though such representations and warranties were made by such party as of the Closing Date.

             SECTION 13.  Cash Collateral Depositor.
                          -------------------------

          (a) Upon the earlier of (i) the receipt by the Trustee from the Agent of notice as to (A) the termination of the Loan Agreement or (B) the payment of the Initial Cash Collateral Amount and all other amounts payable pursuant to the Loan Agreement to the Agent and the Cash Collateral Depositor, or (ii) the Series 1992-1 Scheduled Termination Date if the Series 1992-1 Certificateholders vote to extend their right to receive payments from the Trust pursuant to Section 10, the Agreement and this Series Supplement shall (subject to Section 4.09(h) and the proviso contained in the last sentence of Section 10 hereof) be deemed to no longer include any reference to the Agent, the Enhancement Provider, or the Cash Collateral Depositor.

          (b) Notwithstanding any provision to the contrary contained in the Agreement, the Agent, the Cash Collateral Depositor and the Enhancement Provider shall have no rights under the Agreement or this Series Supplement upon the earlier to occur of (i) the receipt by the Trustee from the Agent of the notice referred to in clause (i) of Section 13(b) of this Series Supplement and (ii) the Series 1992-1 Termination Date.

          SECTION 14.  No Subordination.  Notwithstanding the provisions
                       ----------------
contained in Section 13.01 to the contrary, the Agreement may also be amended from time to time by the Servicer, the Seller and the Trustee with the consent of (a) the Holders of Series 1992-1 Certificates evidencing Undivided Interests aggregating not less than 100% of the Investor Interest and (b) the Cash,Collateral Depositor, for the purpose of (i) adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or (ii) modifying in any manner the rights of the Investor Certificateholders which would, in either case, result in the subordination of the rights of the Series 1992-1 Certificateholders to the rights of the Holders of any other Series.

          SECTION 15.  Repurchase of the Series 1992-1 Certificates.  In the
                       --------------------------------------------
event of a breach of any of the representations and warranties set forth in
Section 12(a)(ii) hereof, either the Trustee, or the Holders of Series 1992-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Investor Interest, by notice then given in writing to the Seller (and to the Trustee and the Servicer, if given by the Series 1992-1 Certificateholders), may direct the Seller to repurchase the Series 1992-1 Certificates (as specified below) within 60 days of such notice, or within such longer period as may be specified in such notice, which period shall not exceed 120 days), and the Seller shall be obligated to repurchase on a Distribution Date specified by the Seller (such Distribution Date, the "Repurchase Date") occurring within such applicable period on the terms and conditions set forth below; provided,
                                                               --------
however, that no such repurchase shall be required to be made if, at any time
- -------
during such applicable period, the representations and warranties contained in
Section 12(a)(ii) hereof, shall then be true and correct in all material respects. The Seller shall deposit on the Transfer Date (in New York Clearing House, next day funds) immediately preceding such Repurchase Date, an amount equal to the reassignment deposit amount for such Certificates in the Distribution Account, for distribution to the Series 1992-1 Certificateholders pursuant to Article XII of the Agreement and Section 10 hereof. The reassignment deposit amount for such reassignment shall be equal to (i) the Investor Interest at the end of the day on the last day of the Monthly Period preceding the Repurchase Date, less the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to the second paragraph of subsection 4.08(a) on the related Transfer Date, (ii) an amount equal to all interest accrued but unpaid on the Series 1992-1 Certificates at the Certificate Rate through and including the last day of the month preceding the month in which such Transfer Date occurs, less the amount on deposit in the Finance Charge Account which will be transferred to the Distribution Account pursuant to Subsection 4.06(a) on the related Transfer Date, and (iii) any amounts owing by Chase (USA) pursuant to the Loan Agreement. Payment of the portion of the reassignment deposit amount and the deposit of the amounts referred to in the second portion of clause (i) and in clause (ii) of the preceding sentence into the Distribution Account, shall be considered a prepayment in full of the Series 1992-1 Certificates. The Series 1992-1 Termination Date shall be deemed to have occurred on the Repurchase Date as long as such amount was deposited in full into the Distribution Account on such Transfer Date; provided, however, that any
                                                     --------  -------
amounts owing by Chase USA pursuant to the Loan Agreement shall not be deposited into the Distribution Account, and shall be paid to the Enhancement Provider for application in accordance with the terms of the Loan Agreement. If the Trustee or the Series 1992-1 Certificateholders give notice directing the Seller to repurchase the Series 1992-1 Certificates as provided above, the obligation of the Seller to repurchase the Series 1992-1 Certificates and to pay the repurchase deposit amount pursuant to this Section 15 shall constitute the sole remedy respecting a breach of the representations and warranties contained in
Section 12(a)(ii) available to the Series 1992-1 Certificateholders or the Trustee on behalf of the Series 1992-1 Certificateholders.

          SECTION 16.  Counterparts.  This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 17.  Additional Covenants of the Seller.  Chase USA, in its
                       ----------------------------------
capacity as Seller, hereby covenants that following the occurrence of a Series 1992-1 Pay Out Event described in Section 9(c) of this Series Supplement, except as otherwise required by any Requirements of Law, it will not reduce the Periodic Finance Charges assessed on any Receivable or other fees on any Account if the Seller reasonably believes that, as a result of such reduction, (i) the weighted average of the Periodic Finance Charges on the last day of the Monthly Period during which such reduction will be effective (weighted based on the Seller's reasonable belief as to the Principal Receivables which will be outstanding on such last day) will be less than (ii) the greater of (A) 11.40% or (B) the sum of (1) 4.00% and (2) the weighted average of the Certificates Rates of each Series that will be outstanding on such last day (weighted based on the Seller's reasonable belief as to (x) the amount of the Investor Interest of each Series will be outstanding on such last day, and

(y) in the case of Series for which the Certificate Rate is a floating rate, the Certificate Rate applicable to such Monthly Period).

          SECTION 18.  Additional Covenants of the Trustee.  The Trustee hereby
                       -----------------------------------
covenants that it will not execute any amendment to the Loan Agreement which (i) relates to any right or obligation of the Trust or the Trustee under the Loan Agreement, (ii) any provision of the Loan Agreement relating to the nonrecourse nature of the loan to the Trust and the Trustee, or (iii) any provision of the Loan Agreement which constitutes an agreement by the Agent or a Cash Collateral Depositor not to institute bankruptcy or similar proceedings against the Trust or (iv) any provision of the Loan Agreement which requires the consent of the Trustee to any amendment or waiver of the terms thereof, unless it has received a notice from Standard & Poor's and Fitch that such amendment will not result in the reduction or withdrawal of their respective then existing ratings of the Series 1992-1 Certificates.

          SECTION 19.  Third-Party Beneficiaries.  The Agreement and this Series
                       -------------------------
Supplement will inure to the benefit of the Cash Collateral Depositor. Without limiting the generality of the foregoing, all covenants and agreements in the Agreement which expressly confer rights upon the Cash Collateral Depositor shall be for the benefit of and run directly to the Cash Collateral Depositor, and the Cash Collateral Depositor shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to the Agreement hereto.

          SECTION 20.  Series 1992-1 Investor Exchange.  Pursuant to subsection
                       -------------------------------
6.09(b), the Series 1992-1 Certificateholders may tender their Series 1992-1 Certificates, and the Holder of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate, in exchange for (i) one or more newly issued Series of Investor Certificates and (ii) a reissued Exchangeable Seller Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1992-1 Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Series 1992-1 Certificates that may be tendered, (b) the Certificate Rate with respect to the new Series, (c) the term of the Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to such Series and (f) the time and the manner at which the tender and cancellation of the Series 1992-1 Certificates and the issuance of the new Series of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.09(b) and 6.09(c), and the receipt by the Trustee of the exchange notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Seller Certificate and the applicable Series 1992-1 Certificates, and shall issue such Series of Investor Certificates and a new Exchangeable Seller Certificate, each dated the Exchange Date.

          SECTION 21.  Governing Law.  THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                       -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 22.  Notices.  Notices which are required to be given
                       -------
hereunder to the Enhancement Provider, the Cash Collateral Depositor or the Agent shall, subject to subsection 4.09(f), be given in the manner specified in
Section 13.05 to the Agent at its address specified in the Loan Agreement, or at such other address as the Agent may direct in writing.

          SECTION 23.  Appointment of Luxembourg Co-Paying Agent.  The Trustee
                       -----------------------------------------
hereby appoints Chase Manhattan Bank (Luxembourg) S.A. as a co-paying agent in Luxembourg for so long as the Series 1992-1 Certificates are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange requires a paying agent located in Luxembourg.

          IN WITNESS WHEREOF, the Seller the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                          THE CHASE MANHATTAN BANK (USA),
                             Seller and Servicer


                          By:  /s/ Keith Schuck
                              ------------------------------
                             Name:  Keith Schuck
                             Title: Vice President


                          YASUDA BANK AND TRUST COMPANY (U.S.A.),
                             Trustee


                          By:  /s/ Anthony Bocchino
                              ------------------------------
                             Name:  Anthony Bocchino
                             Title: Vice President

                                                                       EXHIBIT 1
                                                                       ---------
                          FORM OF INVESTOR CERTIFICATE
                          ----------------------------
No. ___   $150,000,000
                                                              CUSP No. 161612ACO

                    Chase Manhattan Credit Card Master Trust
                  Series 1992-1 7.40% ASSET BACKED CERTIFICATE

                  Each $1,000 minimum denomination represents
                  -------------------------------------------
           a 1/750,000th undivided interest in certain assets of the
           ---------------------------------------------------------
                 Chase Manhattan Trust Credit Card Master Trust
                 ----------------------------------------------

          Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA/1/ and MasterCard/1/
                                                         -                 -
credit card receivables generated or to be generated by The Chase Manhattan Bank
(USA).

                      (Not an interest in or obligation of
                         The Chase Manhattan Bank (USA)
                           or any Affiliate thereof.)

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CHASE MANHATTAN BANK (USA) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE CO., HAS AN INTEREST HEREIN.

          This certifies that CEDE & CO. (the "Investor Certificateholder") is the registered owner of the undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of receivables (the "Receivables") (other than Receivables in Additional Accounts and Automatic Additional Accounts) now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of The Chase Manhattan Bank
(USA), a banking corporation organized under the laws of the State of Delaware, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to a Pooling and servicing Agreement dated as of June 1, 1991 and Series 1991-1 Supplement dated as of June 1, 1991 (collectively the "Agreement"), by and between The Chase Manhattan Bank (USA), as Seller and Servicer, and Yasuda Bank and Trust Company (U.S.A.),


- ----------
/1/  VISA and MasterCard are registered trademarks of VISA USA, Inc., and
 -
MasterCard International Incorporated, respectively.

as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinbelow.

          The Seller has structured the Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness, and the Seller, the Holder of the Seller Certificate of the Servicer and each Investor Certificateholder (or Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate owner's acquisition of a beneficial interest therein), agrees to treat the Investor Certificates consistently with, and to take no action inconsistent with, the treatment of the Investor Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificate owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law.

          To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

          THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          The Receivables consist of Principal Receivables which arise from the purchase of goods, services and cash advances and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges as more fully specified in the Agreement. The assets of the Trust in which this Certificate represents an interest, consist of (i)(a) the Receivables (other than Receivables in Additional Accounts and Automatic Additional Accounts) now existing and hereafter created and arising in connection with the Accounts, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in section 9306 of the UCC as in effect in the State of Delaware) of such Receivables, (d) Insurance Proceeds relating to such Receivables, (e) Recoveries relating to such Receivables and
(f) Interchange allocable to the Trust pursuant to Section 2,05(k) of the Agreement and all proceeds thereof, (ii) such funds as from time to time are deposited in the Collection Account, the Series 1992-1 Investor Accounts and the Series 1992-1 Collection Subaccount and the Series 1992-1 Retention Subaccount, and (iii) the
benefits of a Cash Collateral Account having an initial balance of $82,500,000. This Certificate is one of a series of Certificates entitled "Chase Manhattan Credit Card Master Trust Series 1992-1 7,40% Asset Backed Certificates" (the "Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Investor Accounts or paid to the Investor Certificateholders. The aggregate interest represented by the Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Investor Interest at such time. The Initial Investor Interest is $750,000,000. The Investor Interest on any date of determination will be an amount equal to (a) $750,000,000, minus (b) the aggregate amount of payments of
                                  -----
Certificate Principal paid to the Investor Certificateholders prior to such date of determination minus (c) the excess, if any, of the aggregate amount of
                 -----
Investor Charge offs over Investor Charge offs reimbursed prior to such date of
                     ----
determinations. In addition to the Certificates, an Exchangeable Seller Certificate will be issued to the Seller pursuant to the Agreement, and other Series of certificates have been, and may from time to time be, issued by the Trust, which represent or will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not represented by the Investor Certificates or any other Series of certificates.

          During the Revolving Period, which begins on the date of issuance of this Certificate, Certificate Interest at the rate specified above will be distributed on April 15, 1992 and on the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Certificateholder of record as of the last Business Day of the month preceding the related Distribution Date. During either the Controlled Amortization Period, which in scheduled to begin with the September, 1996 Monthly Periods, except in certain limited circumstances set forth in the Agreement, or the Rapid Amortization Period, Certificate Interest and Certificate Principal will be distributed to the Certificateholder on the Distribution Date of each calendar month commencing in the month following the month in which either the Controlled Amortization Period or the Rapid Amortization commences.

          The Servicer shall deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

          Notwithstanding anything in the Agreement to the contrary, for so long as, and only so long as, the Seller shall remain the Servicer hereunder and
(a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Seller shall not have received a notice from the Rating Agency that such letter of credit or other arrangement would result in the lowering of such Rating Agency's then-existing rating of the Investor Certificates or (b) under certain circumstances permitted under the Agreement, the Servicer need not deposit Collections from the Collection Account into the Principal Account or the Finance Charge Account or make payments to the Holder of the Exchangeable Seller Certificate prior to the close of business on the day any Collections are deposited in the Collection Account, but may make such payments with respect to each Billing Cycle on the Transfer Date in the Monthly Period following the Monthly Period in which such Billing Cycle ended in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

          On each Determination Date, the Servicer shall withdraw or instruct the Trustee to withdraw, and on each succeeding Transfer Date the Servicer-or the Trustee acting in accordance with such instructions shall withdraw, from the Finance Charge Account and deposit to the Distribution Account to the extent funds are available from Available Finance Charge Collections: (i) first, Certificate Interest in an amount equal to one-twelfth of the product of the Certificate Rate and the Investor Interest determined as of such Transfer Date, provided, however, that with respect to the first Monthly Period interest shall
- --------  -------
accrue from and including the Closing Date to and including March 31, 1992; (ii) then an amount equal to the amount of any unpaid Deficiency Amounts, as defined below, and on such Transfer Date the Servicer or the Trustee shall deposit such funds into the Distribution Account if the funds available in the Finance Charge Account are less than the amount required to be so deposited, the Trustee acting upon instructions from the Servicer, shall make a withdrawal from the Cash Collateral Account in the amount of such deficiency (up to the Available Cash Collateral Amount), and the proceeds from such drawing shall be deposited into the Distribution Account. If the amounts described above in this paragraph are insufficient to pay such interest in respect of any Monthly Period, payments to the Investor Certificateholders will be reduced by the amount of such deficiency. The amount, if any, of such deficiency for any month shall be referred to as the "Deficiency Amount." Interest shall not accrue on Deficiency Amounts.

          The Chase Manhattan Bank (USA), as Servicer, is entitled to receive as servicing compensation a monthly servicing fee in an amount equal to one-twelfth of the product of 2.15% per annum and the Aggregate Principal Receivables in the Trust on the Record Date in each Monthly Period. The share of the servicing fee for each Monthly Period allocable to the Investor Certificates shall be equal to one-twelfth of the product of 2,15% per annum and the Investor Interest as of the related

Record Date and will be paid as described below; provided, however, that with
                                                 --------  -------
respect to the first Monthly Period such fee shall be computed in the manner provided in the Agreement, The remainder of the servicing fee which will be allocable to the Holder of the Exchangeable Seller Certificate and the other Series of certificates, if any, will be payable by the Holder of the Exchangeable Seller Certificate or by the Holders of such Series of certificates, and neither the Trust nor the Trustee or the Investor Certificateholders will have any obligation to pay such portion of the servicing fee.

          On each Determination Date, the Servicer shall withdraw or shall instruct the Trustee to withdraw, and on each Transfer Date the Servicer or the Trustee shall withdraw, from the Finance Charge Account for application as required by the Agreement an amount equal to (i) an amount equal to the Aggregate Investor Default Amount, if any, for the preceding Monthly Period,
(ii) an amount equal to the aggregate amount of Investor Charge Offs, if any, which have not theretofore been reimbursed, (iii) the Monthly Loan Fee with respect to the preceding Monthly Period and any accrued and unpaid Monthly Loan Fees from previous Monthly Periods and (iv) the Monthly Investor Servicing Fee for the preceding Monthly Period and any accrued and unpaid Monthly Investor Servicing Fees from previous Monthly-Periods. If the amount on deposit in the Finance Charge Account with respect to any month is insufficient to make the payments specified above, after giving effect to withdrawals therefrom with respect to Certificate Interest to the Trustee, acting upon instructions from the Servicer, shall make a withdrawal from the Cash Collateral Account, up to the Available Cash Collateral Amount (after giving effect to any withdrawals therefrom with respect to Certificate Interest) to make such payments in the order set forth above provided, however, the Trustee shall only make a
                      --------  -------
withdrawal with respect to the payment in clause (iv) of the immediately preceding sentence if Chase USA or an affiliate of Chase USA is not the Servicer.

          On the Determination Date in the Monthly Period following the Monthly Period in which either the Controlled Amortization Period or the Rapid Amortization Period commences, and on each Determination Date thereafter, the Servicer shall notify the Trustee that it will withdraw, or shall instruct the Trustee to withdraw, and on the next succeeding Transfer Date the Servicer or the Trustee acting in accordance with such notice or instructions shall withdraw, all amounts on deposit in the Principal Account in respect of Collections processed during the preceding Monthly Period with respect to each Billing Cycle which ended during such Monthly Period and deposit such amounts in the Distribution Account for distribution to the Investor Certificateholders pursuant to the terms of the Agreement on the next succeeding Distribution Date.

          On each Distribution Date occurring after a deposit is made pursuant to the paragraphs above, the Paying Agent shall pay to the Investor Certificateholders the amount deposited on the related Transfer Date into the Distribution Account in respect of Certificate Interest and, in addition, during either the Controlled Amortization Period or the Rapid Amortization Period, the Paying Agent shall pay to the Investor Certificateholders the amount deposited on the related Transfer Date into the Distribution Account in respect of Certificate Principal. Distributions with respect to this Certificate will be made by the Paying Agent by check mailed to the address of the Investor Certificateholders of record appearing in the Certificate Register (except for the final distribution in respect of this Certificate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

          This Certificate does not represent an obligation of, or an interest in, the Seller or the Servicer, and neither the Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Certificate is limited in right of payment to certain collections respecting the Receivables, all as more specifically set forth hereinabove and in the Agreement.

          As provided in the Agreement, withdrawals from the Series 1992-1 Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Certificateholders.

          The Seller may designate (subject to the terms and conditions of the Agreement), during the Revolving Period, Accounts for deletion and removal from the Accounts previously assigned to and constituting a part of the Trust; provided, however, that the Seller shall not make more than one such
- --------  -------
designation in any Monthly Period and further provided, however, that such transfer shall, with respect to each Removed Account, be effective as of the close of business at the end of the related Billing Cycle in which the Removal Date occurs.

          The Agreement permits, with certain exceptions, the amendment thereof and the modification of the rights and obligations of the Servicer and the rights of the Investor Certificateholders under the Agreement at any time by the Servicer, the Seller and the Trustee in certain cases with the consent of the Investor Certificateholders owning Undivided Interests aggregating not less than 66 2/3% of the Investor Interest of each outstanding Series adversely affected by such amendment; provided, however, that no such amendment shall (a) reduce in
                   --------  -------
any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate, (b) change the definition of or the manner of calculating the Undivided Interest of any Investor Certificateholder, or (c) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder then of record. Any such amendment and any such consent by this Certificateholder shall be conclusive and binding on such Certificateholder and on any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder or such Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Certificates of authorized denominations and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates evidencing like aggregate Undivided Interest and requested by the Certificateholder surrendering such Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          Subject to the prior termination of the Series 1992-1, the Agreement provides that the right of the Investor Certificateholder to receive payments from the Trust will terminate on the Scheduled Series 1992-1 Termination Date, unless extended as set forth in the Agreement. Upon the termination of the Trust pursuant to Section 12.01 of the Agreement, the Trustee shall assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and all proceeds thereof and Insurance Proceeds and Recoveries relating thereto and Interchange allocable to the Trust pursuant to subsection 2.05(k) of the Agreement except for amounts held by the Trustee pursuant to subsection 12.03(b) of the Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, The Chase Manhattan Bank (USA) has caused this Certificate to be executed by its duly authorized officer.

                              THE CHASE MANHATTAN BANK (USA)


                              By:___________________________


Dated: _____________, 1992

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------


                This is one of the Certificates referred to in the within-mentioned Agreement.


                                Yasuda Bank and Trust Company (U.S.A.),
                                 Trustee


                                By:____________________________________
                                   Authorized Officer

                                                                       EXHIBIT 2
                                                                       ---------

                 FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT
                 ---------------------------------------------

                         THE CHASE MANHATTAN BANK (USA)

             CHASE MANHATTAN CREDIT CARD MASTER TRUST SERIES 1992-1

          MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD ___

Monthly Period - Beginning Date                    _______________
Monthly Period - Ending Date                       _______________
Determination Date                                 _______________
Distribution Date                                  _______________

(Note: Monthly Period numbers found herein refer solely to Series 1992-1 and may not correspond to Monthly Period numbers used for other Series or the Trust.)

I.   Information Regarding Distributions to Certificateholders

          A.Total amount distributed to Certificateholders (per $1,000 Initial Invested amount) _______________

          B.Total principal amount distributed to Certificateholders (per $1,000 Initial Invested amount) _______________

          C.Total interest amount distributed to Certificateholders (per $1,000 Initial Invested amount) _______________


II.  Receivables Balances

     A.  Aggregate Principal Receivables in Trust, end of
         period ____                                            _______________

         (i)  Aggregate Principal Receivables in Trust on Closing
              Date                                              _______________

          B.  Investor Interest, end of period___               _______________

              (i)  Investor Interest as of Closing Date         _______________

          C.  Investor Interest as a percentage of Trust
              Principal Receivables                             _______________

               (i)Investor Interest as a percentage of Trust Principal
               Receivables as of the Closing Date               _______________

III.      Collections

          A. Aggregate amount of Collections processed [during the Billing Cycles which ended during the Monthly Period] [during the Billing Cycles which ended during the Monthly Period and on any other Date of Processing during such Monthly Period] [during the Monthly
              Period]                                    _______________


          B.  Monthly Pay Rate for:

          1.  Period-1       __________%
          2.  Period-2       __________%
          3.  Period-3       __________%
          4.  Period-4       __________%
          5.  Period-5       __________%
          6.  Period-6       __________%
          7.  6 mo. avg.     __________%


          C. Collections of Principal Receivables (during the Billing Cycles which ended during the Monthly Period] [during the Billing Cycles which ended during the Monthly Period and on any other Date of Processing during such Monthly Period] [during the Monthly Period]
              allocated to Certificateholders                   _______________

          D.  Amount by which Controlled Amortization Amount exceeds principal
              allocated to Investors                            _______________

          E. Collections of Finance Charges [during the Billing Cycles which ended during the Monthly Period] [during the Monthly Period]
              allocated to Certificateholders                   _______________

          F.  Annualized Gross Portfolio Yield for:

              1.  Period - 1            __________%
              2.  Period - 2            __________%
              3.  Period - 3            __________%
              4.  3 mo. avg.            __________%

IV.       Delinquent Balances

                                              Aggregate   Percent of
                                              Account     Aggregate
                                              Balances    Receivables
                                              --------    -----------

          A.    Less than 30 days delinquent  _________   __________%
          B.    30 - 59 days delinquent       _________   __________%
          C.    60 -89 days delinquent        _________   __________%
          D.    90 or more days delinquent    _________   __________%
          E.    Total                         _________   __________%

    V.    Default Summary

          A.  Aggregate Investor Default Amount         _______________

          B.  Investor default percentage for:
              1.  Period - 1            __________%
              2.  Period - 2            __________%
              3.  Period - 3            __________%
              4.  3 mo. avg.            __________%

          C.  Investor Charge Offs

              1.  Aggregate dollar amount               _______________
              2.  Per $1,000 of Initial Investor
                  Interest                              _______________


          D.  Reimbursed Investor Charge Offs

              1.  Aggregate dollar amount               _______________
              2.  Per $1,000 of Initial Investor
                  Interest                              _______________

          E.  Base Rate                                 _______________

          F.  Portfolio Yield minus Base Rate for:

              1.   Period - 1           __________%
              2.   Period - 2           __________%
              3.   Period - 3           __________%
              4.   3 mo. avg.           __________%


    VI.   Monthly Investor Servicing Fee                _______________


    VII.  Withdrawal from Cash Collateral Account under Section 4.06
                                                        _______________


    VIII. Required Cash Collateral Amount               _______________


    IX.   Available Cash Collateral Amount              _______________


    X.    Deficit Controlled Amortization Amount        _______________


    XI.   Pool Factor                                   _______________


                                  THE CHASE MANHATTAN BANK (USA),
                                    Servicer


                                  By:________________________________

 Calculations
 ------------

Monthly Pay Rate = Aggregate Collections (excluding Interchange) [during the
     Billing Cycles which ended during the Monthly Period] [during the Billing Cycles which ended during the Monthly Period and on any other Date of Processing during such Monthly Period] [during the Monthly Period]/Aggregate Amount of Receivables at the end of the prior Monthly Period

Amount by which Controlled Amortization Amount exceeds Principal allocated to Investors [during the Billing Cycles which ended during the Monthly Period) [during the Billing Cycles which ended during the Monthly Period and on any other Date of Processing during such Monthly Period] [during the Monthly Period] = $62,500,000 - Principal allocated to Investors

Gross Portfolio Yield = Finance Charges allocated to Investors [during the
     Billing Cycles which ended during the Monthly Period] [during the Monthly Period] (including Interchange allocated to Investors and deposited in the Finance Charge Account)/Investor Interest for the prior Monthly Period __

Portfolio Yield minus Base Rate - [(Finance Charges allocated to Investors
     [during the Billing Cycles which ended during the Monthly Period] [during the Monthly Period] (including Interchange allocated to Investors and deposited in the Finance Charge Amount) - Aggregate Investor Default Amount for the Monthly Period/Investor Interest for the prior Monthly Period] - Bass Rate

                                                                       EXHIBIT 3
                                                                       ---------

                          FORM OF DEPOSITARY AGREEMENT
                          ----------------------------

                                                                       EXHIBIT 4
                                                                       ---------

                  FORM OF MONTHLY PAYMENT INSTRUCTIONS AND/OR
                          NOTIFICATION TO THE TRUSTEE
                  -------------------------------------------


                         THE CHASE MANHATTAN BANK (USA)

                  -------------------------------------------

            Chase Manhattan Credit Card Master Trust, Series 1992-1

                  -------------------------------------------


          The undersigned, a duly authorized representative of The Chase Manhattan Bank (USA) ("Chase"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1992-1 Supplement dated as of March 1, 1992 (collectively, the "Agreement") by and between Chase and Yasuda Bank and Trust Company (U.S.A.), as-trustee (the "Trustee"), does hereby certify as follows:

               A) Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement; provided, that the
                                                     --------
     "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement. This Certificate is delivered pursuant to Section 4.05 of the Agreement.

               B)   Chase is the Servicer under the Agreement.

               C)   The undersigned is a Servicing Officer.

               D) The date of this notice is _________, 199_ which is a Determination Date under the Agreement.


I.   NOTIFICATION OF OR INSTRUCTION TO MAKE A WITHDRAWAL
     ---------------------------------------------------

          Pursuant to Section 4.06, the Servicer [will] [instructs the Trustee to] (i) make a withdrawal from the Finance Charge Account on _____________, _______ which date is a Transfer Date under the Agreement, in an aggregate amount an set forth below in respect of the following amounts and (ii) apply the proceeds of such withdrawal in accordance with Section 4.06:

          A)  Pursuant to subsection 4.06(a):
              ------------------------------

              (1)  Interest at the Certificate
                   Rate for the Monthly Period on
                   the Investor Interest...........  $________

              (2)  Deficiency Amounts..............  $________

          B)  Pursuant to subsection 4.06(b):
              ------------------------------

              (1)  Aggregate Investor Default
                   Amount for the preceding
                   Monthly Period..................  $________

          C)  Pursuant to subsection 4.06(c):
              ------------------------------

              (1)  Unreimbursed Investor Charge
                   Offs............................  $________

          D)  Pursuant to subsection 4.06(d):
              ------------------------------

              (1)  Pay to the Cash Collateral
                   Depositor the Monthly Loan
                   Fee.............................  $________

              (2)  Accrued and unpaid Monthly
                   Loan Fees in respect of
                   previous Monthly Periods plus
                   unpaid interest therein.........  $________

              (3)  Interest on any such accrued
                   and unpaid Monthly Loan Fees
                   in respect of previous Monthly
                   Periods.........................  $________

          E)  Pursuant to subsection 4.06(e):
              ------------------------------

              (1)  The Investor Monthly Servicing
                   Fee for the preceding Monthly
                   Period..........................  $________

              (2)  Accrued and unpaid Investor
                   Monthly Servicing Fees in
                   respect of previous Monthly
                   Periods.........................  $________

          F)  Pursuant to subsection 4.06(f)
              ------------------------------

              (1)  Deposit into the Cash
                   Collateral Account..............  $________

          G)  Pursuant to subsection 4.06(g):
              -------------------------------

              (1)  Pay to the Cash Collateral
                   Depositor for application
                   pursuant to the Loan
                   Agreement.......................  $________

                            Total..................  $________

          [Applicable only to Determination Dates during the Controlled Amortization Period, commencing with the second Determination Date during the Controlled Amortization Period:] [Pursuant to Section 4.08, the Servicer [will] [instructs the Trustee to] (i) make a withdrawal from the Principal Account on _______________, which is a Transfer Date under the Agreement, in an amount equal to $_______________ (which amount is the lesser of the amounts set forth in (A) and (D) below) and (ii) deposit such amounts in the Distribution Account for application in accordance with Section 5.01:

          A) Investor Percentage of Principal Collections processed [during the Billing Cycles which ended during the preceding Monthly Period] [during the Billing Cycles which ended during the preceding Billing Cycle and on any other Date of Processing during such Monthly Period] [during the preceding Monthly Period]... $________

          B)  Controlled Amortization Amount.......................... $________

          C)  Deficit Controlled Amortization Amount for the
              preceding Monthly Period................................ $________

          D)  Controlled Distribution Amount for preceding
              Monthly Period ((B)+(C))................................ $_______]


          [Applicable only to Determination Dates during the Rapid Amortization Period:] (Pursuant to Section 4.08, the Servicer [will] [instructs the Trustee to] (i) make a withdrawal from the Principal Account on ________________, which is a Transfer Date under the Agreement, in the amount set forth below and (ii) deposit such amounts in the Distribution Account for application in accordance with Section 5.01:

          Investor Percentage of Principal Collections processed [during the Billing Cycles which ended during the preceding Monthly Period] [during the Billing Cycles which ended during the preceding Billing Cycle and on any other Date of Processing during such Monthly Period]
          [during the preceding Monthly Period]....................... $_______]

II.  INSTRUCTION TO MAKE WITHDRAWALS FROM THE CASH COLLATERAL ACCOUNT
     ----------------------------------------------------------------

          Pursuant to Section 406, the Servicer hereby instructs the Trustee to make a withdrawal from the Cash Collateral Account on _________________, the Withdrawal Date of the current calendar month, in an aggregate amount as set forth below (up to the Available Cash Collateral Amount) in respect of the following amounts and to apply on _________________, the Transfer Date of the current calendar month the proceeds of such withdrawal pursuant to the provisions of Section 4.06:

          A)  Pursuant to subsection 4.06(a):
              ------------------------------

              (1)  Interest at the Certificate Rate for the Monthly Period on
                   the Investor Interest.........................  $________

              (2)  Deficiency Amounts............................  $________

          B)  Pursuant to subsection 4.06(b):
              -------------------------------

              Aggregate Investor Default Amount for the preceding Monthly
              Period.............................................  $________

          C)  Pursuant to subsection 4.06(c):
              ------------------------------

              Unreimbursed Investor Charge Offs..................  $________

          D)  Pursuant to subsection 4.06(e):
              ------------------------------

              (1)  The Investor Monthly Servicing Fee for the preceding Monthly
                   Period........................................  $________

              (2)  Accrued and unpaid Investor Monthly Servicing Fees in respect of previous Monthly Periods...........  $________

                                  Total..........................  $________


          Pursuant to subsection 4.09(b), the servicer hereby instructs the Trustee to make a withdrawal from the Cash Collateral Account on ________________, the Transfer Date of the current calendar month, in the amount of $___________ (which equals all interest and earnings (net of investment losses and expenses) earned on or after the preceding Transfer Date on funds in deposit in the Cash Collateral Account) and pay such amounts to the [Cash Collateral Depositor for application in accordance with the Loan Agreement] [Seller].

          Pursuant to subsection 4.09(d), the Servicer hereby instructs the Trust to make a withdrawal from the Cash Collateral Account on _______________, the Transfer Date of the current calendar month, in the amount of $_________ (which equals the Cash Collateral Account Surplus) and to pay such amounts to the [Cash Collateral Depositor for application in accordance with the Loan Agreement] [Seller].


III. ACCRUED AND UNPAID AMOUNTS
     --------------------------

          After giving effect to the withdrawals and drawings to be made in accordance with this Certificate, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month:

          A)  Subsection 4.06(a):
              ------------------

              The aggregate amount of all Deficiency Amounts........  $________

          B)  Subsection 4.06(c):
              ------------------

              The aggregate amount of all unreimbursed Investor
              Charge Offs...........................................  $________

          C)  Subsection 4.06(d):
              ------------------

              The aggregate amount of all accrued and unpaid Monthly Loan Fees with interest thereon.................................  $________

          D)  Subsection 4.06(e):
              ------------------

              The aggregate amount of all accrued and unpaid Investor Monthly
              Servicing Fees........................................  $________

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _____ day of ___________, _____.


                              THE CHASE MANHATTAN BANK (USA),
                                Servicer


                              By:_______________________________
                                 Name:
                                 Title:

                            FORM OF MONTHLY PAYMENT
                          NOTIFICATION TO THE TRUSTEE
                        --------------------------------------


                         THE CHASE MANHATTAN BANK (USA)

             Chase Manhattan Credit Card Master Trust Series 1992-1

                   ------------------------------------------


          The undersigned, a duly authorized representative of The Chase Manhattan Bank (USA) ("Chase"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1991 and the Series 1992-1 Supplement dated as of March 1, 1992 (collectively, the "Agreement") by and between Chase and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify as follows:

               A) Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement; provided, that the
                                                     --------
     "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement. This Certificate is delivered pursuant to Section 4.10(c) of the Series 1992-1 Supplement.

               B)  Chase is the Servicer under the Agreement.

               C)  The undersigned is a Servicing Officer.

               D) The date of this notice is _________, 199_ which is a Transfer Date under the Agreement.

               E) All deposits and withdrawals required to be made by the Servicer on such Transfer Date pursuant to the Agreement relating to Series 1992-1 have been made in the manner and in the amounts indicated in the Monthly Payment Instructions and/or Notice to the Trustee delivered on _______________, ____ which date is the Determination Date relating to this Transfer Date.

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _____ day of _________, _____.

                              THE CHASE MANHATTAN BANK (USA),
                                Servicer


                              By:__________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT 5
                                                                       ---------


                     FORM OF NOTIFICATION TO THE TRUSTEE OF
                            [SELLER's] [SERVICER's]
                     FAILURE TO MAKE DEPOSIT OR WITHDRAWAL
                     -------------------------------------


                         THE CHASE MANHATTAN BANK (USA)

             Chase Manhattan Credit Card Master Trust Series 1992-1

                     -------------------------------------


          The undersigned, a duly authorized representative of The Chase Manhattan Bank (USA) ("Chase"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1. 1991 and the Series 1992-1 Supplement dated as of March 1, 1992, (collectively, the "Agreement") by and between Chase and Yasuda Bank and Trust Company (U.S.A.), as trustee (the "Trustee"), does hereby certify an follows:

                     -------------------------------------

               A) Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement; provided, that the
                                                     --------
     "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement. This Certificate is delivered pursuant to Section 3.04(e) of the Agreement.

               B)  Chase is the [Seller] [Servicer] under the Agreement.

               C) The undersigned is a[n] authorized officer of the Seller] [Servicing Officer].

               D)  The date of this notice is ____________.

               E) The [Seller] [Servicer] has failed to make a [deposit into the ___________ Account in the amount of $________ as required by Section ___ of the Agreement] [withdrawal from the _______________ Account in the amount of $____ to ________________ as required by Section ___ of the Agreement] which [deposit/withdrawal/payment] relates to Series 1992-1 and was required to be made [no later than] [____ a.m.] [_____ p.m.].

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ______ day of __________, _______.


                              THE CHASE MANHATTAN BANK (USA),
                                Servicer


                              By:____________________________
                                 Name:
                                 Title:

                                                              Schedule 1992-1 to
                                                  Monthly Servicer's Certificate
                                                  ------------------------------


                         THE CHASE MANHATTAN BANK (USA)

                    ---------------------------------------

            Chase Manhattan Credit Card Master Trust, Series 1992-1

                    ---------------------------------------

                     For the ___________ Determination Date

                       For the ___________ Monthly Period


          1. The aggregate amount of Collections processed [during the Billing Cycles which ended during the preceding Monthly Period] [during the Billing Cycles which ended during the preceding Monthly Period and on any other Date of Processing during such Monthly Period] [during the preceding Monthly Period]
(equal to l(a) plus l(b)) was equal to.............................  $______

          (a) The aggregate amount of Collections of Finance Charge Receivables collected [during the Billing Cycles which ended during the preceding Monthly Period] [during the preceding Monthly Period] (the "Collections of Finance
Charge Receivables") allocated to Series 1992-1 was equal to.......  $______

          (b) The aggregate amount of Collections of Principal Receivables collected [during the Billing Cycles which ended during the preceding Monthly Period] [during the Billing Cycles which ended during the preceding Monthly Period and on any other Date of Processing during such Monthly Period] during the preceding Monthly Period) (the "Collections of Principal Receivables")
allocated to Series 1992-1 was equal to............................  $______

          (c) The aggregate amount of Collections deemed to be Collections of Finance Charge Receivables pursuant to subsection 4.02(b)(i) during the preceding Monthly Period relating to Series 1992-1 (the "Estimated Collections of Billed Finance Charge Receivables") was equal to................  $______

          (d) The aggregate amount of Collections deemed to be Principal Receivables pursuant to subsection 4.02(b)(i) during the preceding Monthly Period relating to Series 1992-1 (the "Estimated Collections of Billed Principal
Receivables") was equal to.........................................  $______

          2. The aggregate amount of funds on deposit in the Finance Charge Account with respect to Collections processed [during the Billing Cycles which ended during the preceding Monthly Period] [during the preceding Monthly Period], and allocated to Series

1992-1 as of the end of the last day of the preceding Monthly Period was equal
to.................................................................  $______

          3. (a) The lesser of (i) Collections of Finance Charge Receivables allocated to Series 1992-1 minus Estimated Collections of Billed Finance Charge
                           -----
Receivables (1(a)-l(c)) or (ii) zeros was equal to $ _____________ [[of which $_________] [none of which] will be withdrawn from the Principal Account and deposited to the Finance Charge Account/1/].

              (b) The lesser of (i) Estimated Collections of Billed Finance Charge Receivables minus Collections of Finance Charge Receivables allocated to Series-----1992-1 (1(c)1(a)) or (ii) zero, was equal to $_____________ [[of which $___________] [none of which] will be withdrawn from the Finance Charge Account and deposited to the Principal Account/2/].

          4. (a) The aggregate amount of the Allocation Adjustment Amount for each Billing Cycle which ended during the preceding Monthly Period for which Collections of Finance Charge Receivables were less than the Estimated Collections of Billed Finance Charge Receivables (other than Billing Cycles in respect of which transfers of the Allocation Adjustment Amount were made during the preceding Monthly Period) was equal to $ 0 [of which $ ] [none of which] will be withdrawn from the Finance Charge Account and deposited to the Principal Account.

              (b) The aggregate amount of the Allocation Adjustment Amount for each Billing Cycle which ended during the preceding Monthly Period for which the Collections of Finance Charge Receivables were greater than the Estimated Collections of Billed Finance Charge Receivables (other than Billing Cycles in respect of which transfers of the Allocation Adjustment Amount were made during the preceding Monthly Period), relating to Series 1992-1 was equal to $___________, [of which $___________ [none of which] will be withdrawn from the Principal Account and deposited to the Finance Charge Accounts.

              (c) The aggregate amount of funds which will be on deposit in the Finance Charge Account on the Transfer Date relating to Series 1992-1 following this Determination Date, after giving effect to the payments and transfers in Items [3(a) and 3(b)] [4(a) and 4[b)], will be ([2+3(a)-3(b)]/3/[2-
4(a)+4(b)]/4/).

- ----------
/1/ Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.

/2/ Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.

/3/ Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.

          5. The aggregate amount of funds on deposit in the Principal Account with respect to Collections processed [during the Billing Cycles which ended during the preceding Monthly Period] [during the Billing Cycles which ended during the preceding Monthly Period and on any other Date of Processing during such Monthly Period] [during the preceding Monthly Period] and allocated to Series 1992-1, as of the end of the last day of the preceding Monthly Period was equal to $________.

          6. (a) The aggregate amount of the Allocation Adjustment Amount for each Billing Cycle which ended during the preceding Monthly Period for which the Collections of Principal Receivables were greater than the Estimated Collections of Billed Principal Receivables (other than Billing Cycles in respect of which transfers of the Allocation Adjustment Amount were made during the preceding Monthly Period) relating to Series 1992-1, was equal to $_________, [of which $ _________] [none of which] will be withdrawn from the Finance Charge Account and deposited to the Principal Accounts.

              (b) The aggregate amount of the Allocation Adjustment Amount for each Billing Cycle which ended during the preceding Monthly Period for which the Collections of Principal Receivables were less than the Estimated Collections of Billed Principal Receivables (other than Billing Cycles in respect of which transfers of the Allocation Adjustment Amount were made during the preceding Monthly Period) relating to Series 1992-1, was equal to $___________ [of which $_____________] [none of which] will be withdrawn from the Principal Account] and deposited to the Finance Charge Account.

          (c) The aggregate amount of funds which will be on deposit in the Principal Account on the Transfer Date following this Determination Date, after giving effect to the payments and transfers in Items [3(a) and 3(b)] [6(a) and 6(b)], will be $___________ ([5-3(a)+3(b)]/5/ 5+6(a)-6(b)/6/).

          7. The aggregate amount of funds on deposit in the Series 1992-1 Collection Subaccount as of the end of the last day of the preceding Monthly
Period was equal to................................................  $______

     8. The aggregate amount of funds on deposit in the Retention Subaccount relating to Series 1992-1 as of the end of the last day of the preceding Monthly
Period was equal to................................................  $______

- ----------
/4/(...continued)
/4/ Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.

/5/ Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.

/6/ Applicable to the Monthly Period in which the Conversion Date occurs, and any Monthly Period thereafter.

     9. The aggregate amount of [withdrawals] [payments] required to be made [from] [to] the Cash Collateral Account pursuant to Section 4.06 or 4.10 on the [Withdrawal] [Transfer] Date in the current calendar month is equal to.. $______


     10. (a) The aggregate amount of Interchange to be deposited to the Collection Account and allocated to Series 1992-1 on the [next succeeding
Transfer Date] is equal to.............................................. $______

          (b) The amount of earnings (net of losses and investment expenses) on funds on deposit in the [Principal Account] to be transferred from the Retention Account to the [Finance Charge Account]on the [next succeeding Transfer Date] is equal to................................................................ $______

     11. The aggregate amount of [withdrawals] [payments] required to be made [from] [to] the [Collection Subaccount relating to the Series 1992-1 Certificates] [the Retention Subaccount relating to the Series 1992-1
Certificates] is equal to............................................... $______

     12.  The sum of all amounts payable to the Investor certificateholders of Series 1992-1 on the Distribution Date in the current Monthly Period is equal
to...................................................................... $______

          Payable in respect of
            principal____________....................................... $______

          Payable in respect of
            interest_____________....................................... $______

          Total......................................................... $______

     13. [No Series 1992-1 Pay Out Event or Trust Pay Out Event, has occurred] [The following [Series 1992-1 Pay Out Event] [Trust Pay out Event] has occurred:_________________________________.]